PROSPECTUS

May 1, 2017

Rational Dividend Capture Fund

Class A Shares: HDCAX	Class C Shares: HDCEX	Institutional Shares: HDCTX

Rational Risk Managed Emerging Markets Fund

Class A Shares: HGSAX	Class C Shares: HGSCX	Institutional Shares: HGSIX

Rational Real Strategies Fund

Class A Shares: HRSAX	Class C Shares: HRSFX	Institutional Shares: HRSTX

Rational Defensive Growth Fund

Class A Shares: HSUAX	Class C Shares: HSUCX	Institutional Shares: HSUTX

Rational Strategic Allocation Fund

Class A Shares: HBAFX	Class C Shares: RHSCX	Institutional Shares: RHSIX

Rational Dynamic Momentum Fund

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

Rational Iron Horse Fund

Class A Shares: IRHAX	Class C Shares: IRHCX	Institutional Shares: IRHIX

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

FUND SUMMARY – RATIONAL DIVIDEND CAPTURE FUND	3
FUND SUMMARY – RATIONAL RISK MANAGED EMERGING MARKETS FUND	9
FUND SUMMARY – RATIONAL REAL STRATEGIES FUND	15
FUND SUMMARY – RATIONAL DEFENSIVE GROWTH FUND	22
FUND SUMMARY – RATIONAL STRATEGIC ALLOCATION FUND	29
FUND SUMMARY – RATIONAL DYNAMIC MOMENTUM FUND	37
FUND SUMMARY – RATIONAL IRON HORSE FUND	48
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	54
INVESTMENT OBJECTIVES	54
HOW TO BUY SHARES	75
HOW TO REDEEM SHARES	83
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	87
VALUING FUND ASSETS	87
DIVIDENDS, DISTRIBUTIONS AND TAXES	88
MANAGEMENT OF THE FUNDS	88
FINANCIAL HIGHLIGHTS	96
APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	116
PRIVACY NOTICE	119
FOR MORE INFORMATION	120

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FUND SUMMARY – RATIONAL DIVIDEND CAPTURE FUND

Investment Objective: The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 75 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	0.67%	0.67%	0.42%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.43%	1.68%	2.18%
Fee Waivers and/or Expense Reimbursements(4)	(0.42)%	(0.42)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.01%	1.26%	1.76%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(4)The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25%, and 1.75% of the Institutional Shares, Class A Shares, and Class C Shares, daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of waiver and the expense limits in effect at the time of recapture.

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Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and that the expense reduction/reimbursement remains in place for the contractual periods only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$103	$411	$742	$1,677
Class A Shares	$597	$940	$1,307	$2,334
Class C Shares – no redemption	$179	$642	$1,131	$2,481
Class C Shares – with redemption	$279	$642	$1,131	$2,481

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategy

The Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying stocks. The dividend-paying stocks in which the Fund may invest include common stock, preferred stocks, real estate investment trusts (“REITs”), business development companies (“BDCs”) and master limited partnerships (“MLPs”). The Fund may invest in these securities either directly or indirectly through investment in exchange traded funds (“ETFs”).

The Fund generally invests in U.S. corporations with market capitalizations of $2 billion or more. Quantitative and fundamental analysis is used to select high quality dividend paying stocks. The analysis is focused on the sustainability of the dividend, the growth and the valuation of the stock versus its historical valuation and the future prospects. The Advisor selects stocks that rank most highly based on the combination of these characteristics. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

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Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Management Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those on investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

•	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to a MLP that is not taxed as a corporation.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payment. Issuers of securities may redeem their securities prior to maturity at a price below their current market value.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility

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of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Underlying Fund Risk. Other investment companies including ETFs and BDCs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, by the sub-adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares will be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-800-253-0412.

The Fund changed its investment strategy effective May 1, 2016. Performance information for the period prior to May 1, 2016 does not reflect the current investment strategy.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 23.66% (quarter ended June 30, 2009), and the lowest return for the quarter was (17.31)% (quarter ended March 31, 2009). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2017 was 0.74%.

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Average Annual Total Returns

(for the periods ended, December 31, 2016)

Institutional Shares	1 Year	5 Year	10 Year
Return Before Taxes	6.15%	8.62%	4.18%
Return After Taxes on Distributions	5.33%	5.60%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	5.85%	2.41%
Class A Shares
(with 4.75% sales charge) Return Before Taxes	0.85%	7.31%	3.42%
Standard & Poor’s 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Class C Shares			Since inception (1/2/2014)
Return Before Taxes	5.34%	-	3.45%
Standard & Poor’s 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	9.21%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

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Investment Advisor and Portfolio Managers

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: PVG Asset Management Corporation (“PVG”) is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Patrick S. Adams, Chief Executive Officer and Lead Portfolio Manager of the Sub-Advisor, and Rick Garcia, President and a Portfolio Manager of the Sub-Advisor, serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund. Mr. Adams serves as the Fund’s Lead Portfolio Manager. Messrs. Adams and Garcia have served the Fund in these capacities since January 2017.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL RISK MANAGED EMERGING MARKETS FUND

Investment Objective: The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 75 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	2.10%	2.10%	1.85%(3)
Acquired Fund Fees and Expenses(4)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	3.13%	3.38%	3.88%(3)
Fee Waivers and/or Expense Reimbursements(5)	(1.85)%	(1.85)%	(1.60)% (3)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.28%	1.53%	2.28%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge), a Maximum Deferred Sales Charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Restated to reflect expenses for the current fiscal year.

(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5) The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”), has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.25%, 1.50% and 2.25% of the Institutional Shares, Class A Shares, and Class C Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses

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remained the same, and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$130	$792	$1,478	$3,310
Class A Shares	$623	$1,300	$2,000	$3,849
Class C Shares – no redemption	$231	$1,037	$1,861	$4,004
Class C Shares – with redemption	$331	$1,037	$1,861	$4,004

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 361% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets. The Sub-Advisor defines emerging market countries and those countries within the MSCI Emerging Markets Index. The Fund may invest up to 20% of its total assets in the securities of issuers located in frontier markets. The Sub-Adviser generally considers “Frontier Markets” to be underdeveloped countries with relatively low per capita income that are experiencing, or may experience, rapid growth and industrialization with established markets, economies or industries that the Adviser deems suitable for investment. While the Sub-Adviser determines what countries are Frontier Markets for the Fund and may deem other countries to be Frontier Markets, the Sub-Adviser generally considers countries that are a sub-set of those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations or the countries’ authorities, or countries with a stock market capitalization of less than 5% of the MSCI World Index. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America and Africa.

The Cambridge Strategy (Asset Management) Limited, the sub-advisor of the Fund (“Sub-Adviser”), believes that investment opportunities are driven by key macroeconomic factors which play a dominant role in earnings potential, investor sentiment and in setting stock price multiples. Hence their investment process places a heavy emphasis on the evaluation of the global macroeconomic framework.

The Sub-Advisor seeks to identify the key macroeconomic and secular themes that it believes are changing and that will impact markets going forward. The determination of consensus views is an important ingredient of its assessments. The Sub-Advisor particularly seeks themes that it believes are misunderstood or ripe for change in ways not anticipated by others. The Sub-Advisor’s evaluation of the themes includes an assessment of the evolution of the economic and risk framework in the world’s developed markets with an emphasis on how this framework will influence the emerging markets. Regional, country and sector themes in the emerging markets are then systematically reviewed in this broader framework.

As part as part of its emerging markets equity strategy, the Fund’s Sub-Advisor utilizes a currency overlay program designed to neutralize currency risk, which can be a significant drag on portfolio returns if unhedged.  The currency overlay program uses a combination of model-based technical signals in order to hedge currency risk in the Fund's portfolio on a country and aggregate basis.  Instruments used in this currency overlay program are spot, forward and futures contracts.  The process is systematic, except that at

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times of exceptional or projected market stress, the Fund’s portfolio management team may at its discretion override the model.

The Fund may also invest in exchange traded funds (“ETFs”) to gain exposure to emerging markets as an alternative to investing directly in equity securities.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Emerging and Frontier Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging and frontier market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging and frontier market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fee Layering Risk. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United

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States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Forward and Futures Contract Risk. The successful use of forward and futures contracts will depend upon the Sub-adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Management Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance for Class C Shares will be included in the

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Average Annual Total Returns Table after the share class has been in operation for one complete calendar year. Updated performance information is available at no cost by calling 1-800-253-0412.

The Fund changed its strategy effective May 1, 2016. Performance information for periods prior to May 1, 2016 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Huntington Global Select Markets Fund to Rational Risk Managed Emerging Markets Fund.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 16.86% (quarter ended September 30, 2010), and the lowest return for a quarter was (21.81)% (quarter ended September 30, 2011). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2017 was 9.27%.

Average Annual Total Returns

(for the periods ended, December 31, 2016)

Institutional Shares	1 Year	5 Year	Since inception (12/30/2009)
Return Before Taxes	(3.66)%	2.67%	1.39%
Return After Taxes on Distributions	(6.52)%	(0.41)%	(0.91)%
Return After Taxes on Distributions and Sale of Fund Shares	0.24%	1.79%	0.87%
Class A
(with 4.75% sales charge) Return Before Taxes	(8.40)%	1.43%	0.43%
Morgan Stanley Capital International Emerging Markets Index (MSCI-EM) (reflects no deduction for fees, expenses or taxes)	11.19%	1.28%	0.60%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

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Sub-Advisor: The Cambridge Strategy (Asset Management) Limited (“Cambridge”) is the Fund’s sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Edward Baker, Executive Chairman of the Sub-Advisor; Mathias Wikberg, Senior Portfolio Manager of the Sub-Advisor, and Walid Khalfallah, Head of Strategy of the Sub-Advisor, serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have served as Portfolio Managers of the Fund since 2016.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL REAL STRATEGIES FUND

Investment Objective: The Fund’s investment objective is to seek total return consisting of capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 75 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	1.86%	1.86%	1.61%(3)
Acquired Fund Fees and Expenses(4)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	2.65%	2.90%	3.40%(3)
Fee Waivers and/or Expense Reimbursements(5)	(1.61)%	(1.61)%	(1.36)% (3)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.04%	1.29%	2.04%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge), a Maximum Deferred Sales Charge of 1.00% if the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3)  Restated to reflect expenses expected to be incurred during the current fiscal year.

(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5)	The Fund’s investment adviser, Rational Advisors, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25% and 2.00% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$106	$670	$1,261	$2,864
Class A Shares	$600	$1,185	$1,795	$3,435
Class C Shares – no redemption	$207	$918	$1,653	$3,594
Class C Shares – with redemption	$307	$918	$1,653	$3,594

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 246% of the average value of its portfolio.

Principal Investment Strategy

The Fund normally pursues its objective by making investments that have performed well relative to general U.S. stocks and bonds during periods of increased inflation. The Fund implements its strategy by investing in a combination of the following types of securities:

•	Real estate investment trusts (“REITs”) that own commercial or residential properties, timberlands and other real estate or that provide real estate financing;

•	Equity securities issued by corporations engaged in real estate-related or commodities-related businesses, index-based securities (such as exchange traded funds (“ETFs”) and exchange traded notes (“ETN”)) and investment companies that invest in such equity securities, and other securities representing interests in cash flows or returns from real estate or commodities;

•	Publicly traded partnerships and trusts, including exchange traded commodity funds (“ETCFs”) and master limited partnerships (“MLPs”), that (1) invest in real estate or commodities, or in derivative contracts for real estate, commodities or related indices, or (2) conduct real estate-related or commodities-related businesses; and

•	Inflation-Protected Securities (“IPS”) issued by U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations, that are structured to provide protection against inflation, and other fixed income securities that historically have provided protection against inflation.

For purposes of this investment strategy, commodities include any physical good used principally in the manufacture or production of products, or the construction of facilities, including without limitation, agricultural products, minerals and energy. The Fund will treat a good as a commodity after it has been harvested or extracted, and after it has been processed or manufactured into another form.

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In addition, an issuer is “real estate-related” if it engages primarily in the business of (1) acquiring, developing, managing or financing real estate or (2) providing goods, equipment or services to companies engaged in such businesses. An issuer is “commodities-related” if it engages primarily in the business of (1) growing, harvesting, transporting, processing or selling crops (including timber) or livestock, (2) finding, extracting, transporting, refining, manufacturing or selling minerals, (3) generating, transporting or selling electricity, or (4) providing goods, equipment or services to companies engaged in any of the foregoing businesses.

The Advisor bases the Fund’s investment strategy on its evaluation of the current and expected market conditions for real estate and commodities, and its outlook for inflation in the United States.

Under ordinary market conditions, the Fund will hold IPS to the extent that the Advisor cannot find more favorable real estate-related and commodities-related investment opportunities. IPS will include U.S. Treasury Inflation-Protected Securities (“TIPS”), other U.S. dollar denominated fixed income securities issued by U.S. government agencies and instrumentalities or corporations, and derivatives contracts, with inflation protection provisions (including adjustable interest rates).

Consistent with its objective, the Fund may invest in options, futures and other derivative contracts.  To lower volatility, the Fund may write call options and put options on individual stocks. An option grants to a holder the right, but not the obligation, to buy or sell an asset, including securities, at a specified price on or before a specified date. Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

The Fund is not limited as to the minimum or maximum amount of its assets it may invest in real estate-related, commodities-related or inflation-protected investments, or in any combination thereof. In addition, the Fund’s investment strategy may result in investment of more than 25% of its portfolio in certain business sectors (such as energy or mining) or in certain geographic regions or countries.

The Fund may invest in securities issued by U.S. and foreign governments and companies, and in securities denominated in foreign currencies. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Agriculture Risk. Investments in agriculture-related companies are subject to the same risks as investments in agricultural commodities, such as adverse weather conditions, embargoes, tariffs, and adverse international economic, political and regulatory developments.

Class/Sector/ Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, it is subject to increased risk. Performance will generally depend on the performance of the class, or sector, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Commodities Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Commodities-Related Investment Risk. Neither the Advisor nor the Fund anticipate being subject to registration or regulation by the Commodities Futures Trading Commission (“CFTC”) as a commodity pool, commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Fund’s commodities-related investments. However, should the Advisor or the Fund be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Derivative Contracts Risk. A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts may also involve other risks described in the prospectus or SAI, such as market, interest rate, credit, currency, liquidity and leverage risks. There is a credit risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition

18

changes. Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The use of leverage may exaggerate changes in the Fund’s share price and the return on its investments. Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.

Energy Risk. Investments in energy-related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds, ETFs and ETNs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Hedging Risk. When a derivative contract is used as a hedge against an opposite position that the Fund holds, any loss on an underlying security (or position) should be substantially offset by gains on the hedged investment, and vice versa. Because it may not always be possible to perfectly offset one position with another, there is no assurance that the Fund’s hedging transactions will be effective.

Inflation-Protected Securities (“IPS”) Risk. While IPS adjust positively in response to inflation, their value may under certain circumstances decline or underperform relative to other fixed-income securities. In addition, the tax and other characteristics of IPS held by the Fund could require the

19

Fund to liquidate other portfolio securities at disadvantageous times in order to pay taxes, and could cause fluctuations in the Fund’s income distributions.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Management Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Portfolio Turnover Risk. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

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Real Estate/REIT Risk. The Fund’s investment in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance for Class C Shares will be included in the Average Annual Total Return Table after the shares class has been in operation for one complete calendar year. Updated performance information is available at no cost by calling 1-800-253-0412.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 19.04% (quarter ended September 30, 2010), and the lowest return for a quarter was (35.61)% (quarter ended December 31, 2008). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2017 was (11.00)%.

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Average Annual Total Returns

(for the periods ended, December 31, 2016)

Institutional Shares	1 Year	5 Year	Since inception (May 1, 2007)
Return Before Taxes	7.82%	(2.51)%	(4.04)%
Return After Taxes on Distributions	1.91%	(4.18)%	(5.11)%
Return After Taxes on Distributions and Sale of Fund Shares	4.39%	(2.55)%	(3.30)%
Class A
(with 4.75% sales charge) Return Before Taxes	1.80%	(3.61)%	(4.72)%
Standard & Poor’s Goldman Sachs Commodity Index® (S&P GSCI) (reflects no deduction for fees, expenses or taxes)	11.37%	(13.13)%	(8.75)%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: David Miller, a Senior Portfolio Manager of the Advisor, and Michael Schoonover, a Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller and Mr. Schoonover have each served as Portfolio Manager of the Fund since 2016.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL DEFENSIVE GROWTH FUND

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 75 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	1.01%	1.01%	0.76%
Total Annual Fund Operating Expenses	1.76%	2.01%	2.51%
Fee Waivers and/or Expense Reimbursements(3)	(0.76)%	(0.76)%	(0.76)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.25%	1.75%

(1) (2)

In the case of investments of $1 million or more (where you do not pay an initial sales charge), a Maximum Deferred Sales Charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction

Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25% and 1.75% of the Institutional Shares, Class A Shares and, Class C Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.
(3)

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense

23

reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$480	$883	$2,010
Class A Shares	$596	$1,006	$1,440	$2,644
Class C Shares – no redemption	$178	$709	$1,267	$2,789
Class C Shares – with redemption	$278	$709	$1,267	$2,789

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 178% of the average value of its portfolio.

Principal Investment Strategy

The Fund normally pursues its investment objective by investing primarily in equity securities, including common stocks and preferred stocks, of companies in defensive growth sectors.

The Fund generally expects to be invested primarily in U.S. companies with market capitalizations between $250 million and $10 billion although it may invest without limit in companies of any market capitalization. In managing the Fund’s portfolio the Advisor utilizes a quantitative screening process that first identifies defensive growth sectors and then identifies the most robust companies in those sectors. Defensive growth sectors include groups of related businesses that exhibit or have the potential to exhibit better risk adjusted returns than the equity market indexes. Robust equities include common stocks that performed well during previous periods of market turmoil. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Consistent with its objectives, the Fund may invest in options on equity securities that meet the quantitative screening criteria. An option grants the holder the right, but not the obligation, to buy or sell an asset, including securities, at a specified price on or before a specified date.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Derivative Contracts. A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund,

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and a potential reduction in gains to the Fund. Derivative contracts may also involve other risks described in the prospectus or SAI, such as market, interest rate, credit, liquidity and leverage risks. There is a credit risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The use of leverage may exaggerate changes in the Fund’s share price and the return on its investments. Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Hedging Risk. When a derivative contract is used as a hedge against an opposite position that the Fund holds, any loss on an underlying security (or position) should be substantially offset by gains on the hedged investment, and vice versa. Because it may not always be possible to perfectly offset one position with another, there is no assurance that the Fund’s hedging transactions will be effective.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Management Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Portfolio Turnover Risk. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an

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issuer of preferred stock will fail to make its dividend payment. Issuers of securities may redeem their securities prior to maturity at a price below their current market value.

Sector/Focused Investment Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector or focuses its Fund investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.

 For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-800-253-0412.

The Fund changed its strategy effective May 1, 2016. Performance information for periods prior to May 1, 2016 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Huntington Situs Fund to Rational Defensive Growth Fund.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 22.55% (quarter ended June 30, 2009), and the lowest return for a quarter was (26.23)% (quarter ended December 31, 2008). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2017 was 0.00%.

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Average Annual Total Returns

(for the periods ended, December 31, 2016)

Institutional Shares	1 Year	5 Year	10 Year
Return Before Taxes	7.21%	9.20%	5.68%
Return After Taxes on Distributions	0.32%	1.84%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares	8.85%	7.21%	4.51%
Class A
(with 4.75% sales charge) Return Before Taxes	1.89%	7.84%	4.89%
Standard & Poor’s 400 Total Return Index® (S&P 400) (reflects no deduction for fees, expenses or taxes)	20.74%	15.33%	9.16%
Class C			Since inception (January 2, 2014)
Return Before Taxes	6.19%	-	(1.31)%
Standard & Poor’s 400 Total Return Index® (S&P 400) (reflects no deduction for fees, expenses or taxes)	20.74%	15.33%	9.45%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: David Miller, a Senior Portfolio Manager of the Advisor, and Michael Schoonover, a Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller and Mr. Schoonover have each served as Portfolio Manager of the Fund since 2016.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL STRATEGIC ALLOCATION FUND

Investment Objective: The Fund’s investment objective is to seek current income and moderate appreciation of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 75 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	0.95%(3)	0.95%	0.70%(3)
Acquired Fund Fees and Expenses(4)	0.95%	0.95%	0.95%
Total Annual Fund Operating Expenses	2.00%(3)	2.25%	2.75%(3)
Fee Waivers and/or Expense Reimbursements(5)	(0.60)% (3)	(0.60)%	(0.35)% (3)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.40%	1.65%	2.40%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge), a Maximum Deferred Sales Charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.
(2)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(3)	Restated to reflect expenses expected to be incurred during the current fiscal year.
(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(5)	Rational Advisors, Inc. has contractually agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s Class A Shares total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.45%, 0.70% and 1.45% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.
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Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$143	$569	$1,022	$2,279
Class A Shares	$635	$1,090	$1,571	$2,893
Class C Shares – no redemption	$243	$820	$1,424	$3,055
Class C Shares – with redemption	$343	$820	$1,424	$3,055

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its objective by investing in a combination of underlying mutual funds and exchange traded funds (“ETFs”) which are managed by the Advisor and its affiliates, as well as unaffiliated mutual funds and ETFs (the “Underlying Funds”) The Fund expects that a majority of the Underlying Funds will be funds managed by the Advisor or its affiliates. The Fund targets a balanced allocation to equity and fixed income securities, as well as other asset classes with lower correlation to the equity and fixed income markets, such as utilities, real estate, commodities, healthcare technology and currencies, with the primary goal of reducing volatility. The Fund may invest in Underlying Funds without any constraints as to the market capitalization, duration, credit quality, country of domicile or type of securities or investments held by the Underlying Funds. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

The Advisor selects Underlying Funds based on a fundamental research process. The research process includes a top-down analysis of market conditions and investment category historical performance during various market conditions. It also includes a bottom-up analysis of each potential Underlying Fund for investment, including investment allocations; investment valuations and characteristics; positioning; historical performance during various market conditions; and the Fund’s portfolio manager’s outlook. The Advisor will tactically reallocate among Underlying Funds as often as needed to react to changing market conditions or to take advantage of opportunities.

The Underlying Funds as a group hold a wide range of securities and investments. These include (but are not limited to) small-, mid- and large-capitalization stocks; domestic and foreign securities (including emerging market securities); and sector holdings, such as utilities, real estate, commodity, healthcare and technology stocks. Certain of the Underlying Funds focus their investment strategy on fixed-income securities, which may hold, without limit, debt securities of any credit quality including below investment grade debt securities (also known as “junk” bonds) with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments, such as corporate

30

bonds and asset backed, mortgage-backed, government-issued, domestic and international securities. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts.

For defensive purposes, in abnormal market conditions, or to meet redemption requests or make anticipated cash payments, the Fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Fund might not achieve its investment goal.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Advisor’s Potential Conflict Risk. Because the Advisor is primarily responsible for managing both the Fund and certain Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds.

Allocation Risk. Because the Fund must allocate its assets among each of three asset classes, the Fund has less flexibility in its investment strategy than other funds which may invest all of their assets in a single asset class.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Class/Sector/Region Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Commodities-Related Investment Risk. Neither the Advisor nor the Fund anticipate being subject to registration or regulation by the Commodities Futures Trading Commission (“CFTC”) as a commodity pool, commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Fund’s commodities-related investments. However, should the Advisor or the Fund be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to

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be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Derivative Contracts. A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts may also involve other risks described in the prospectus or SAI, such as market, interest rate, credit, currency, liquidity and leverage risks. There is a credit risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The use of leverage may exaggerate changes in the Fund’s share price and the return on its investments. Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Energy Risk. Investments in energy related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

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Extension Risk. When interest rates rise, anticipated prepayments may occur at a slower-than expected rate, thus effectively extending the maturity of mortgage-backed securities. Prices of longer-term securities generally fluctuate more widely in response to changes in interest rates than prices of shorter-term securities.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Growth Investing Risk. The growth stocks in which the Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Management Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small

33

capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities, particularly those with complex or highly variable terms, such as CMOs (“collateralized mortgage obligations”), entail greater prepayment and liquidity risks than other fixed-income securities. As a result, their prices may be more volatile and their trading market may be more limited than that of other fixed income securities.

Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise as quickly as the prices of other fixed-income securities.

Real Estate/REIT Risk. The Fund’s investment in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Value Investing Risk. Due to their low valuations, value stocks are typically less volatile than growth stocks. However, value stocks may lag behind growth stocks in an up market.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C shares and Institutional shares would have similar annual returns to Class A Shares because the classes are invested in the same portfolio of securities, the returns for Institutional Class and Class C shares would be different from Class A shares because Class C shares and Institutional Shares have different expenses than Class A shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance for Class C Shares and Institutional Shares will be included in the Average Annual Total Returns Table after the share classes have been in operation for one complete calendar year. Updated performance information is available at no cost by calling 1-800-253-0412.

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Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 8.13% (quarter ended September 30, 2010), and the lowest return for a quarter was (9.68)% (quarter ended September 30, 2011). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2017 was 2.92%.

Average Annual Total Returns

(for the periods ended, December 31, 2016)

Class A Shares (with 4.75% sales charge)	1 Year	5 Year	Since inception (July 31, 2009)
Return Before Taxes	3.00%	4.69%	5.43%
Return After Taxes on Distributions	0.24%	2.30%	3.63%
Return After Taxes on Distributions and Sale of Fund Shares	3.97%	3.34%	4.01%
Standard & Poor’s 500 Total Return Index® (S&P 500) (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	14.06%
Strategic Allocation Indices Blend (BAIB) (reflects no deduction for fees, expenses or taxes)	8.41%	9.78%	10.24%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: David Miller, a Senior Portfolio Manager of the Advisor, and Michael Schoonover, a Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller and Mr. Schoonover have each served as Portfolio Manager of the Fund since 2016.

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Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL DYNAMIC MOMENTUM FUND

Investment Objective: The Fund's objective is capital appreciation uncorrelated to global equity markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 75 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)(1)(3)	0.54%	0.54%	0.29%
Acquired Fund Fees and Expenses(3)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses(3)	2.39%	2.64%	3.14%
Fee Waivers and/or Expense Reimbursements(3)(4)	(0.32)%	(0.32)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.07%	2.32%	3.07%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Estimated for the current fiscal year.

(4)The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.97%, 2.22%, 2.97%, of the Institutional Share, Class A Shares, and Class C Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after such waiver or reimbursement occurred. Any recapture is limited to the lesser of (1) the expense cap in effect at the time of waiver and (2) the expense cap in effect at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time

37

periods indicated. The example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. This Example reflects the impact of the fee waiver shown above during the period of the Expense Reimbursement Agreement. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, and the expense reduction/reimbursement remains in place for the contractual period only. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Institutional Shares	$210	$715
Class A Shares	$797	$1,320
Class C Shares – no redemption	$310	$962
Class C Shares – with redemption	$410	$962

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has limited operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies

The Fund pursues its investment objective by investing in long and short positions on futures contracts, forward contracts and options on futures contracts. The Fund’s assets will be allocated among various asset classes by investing in equity futures (index futures, single stock futures), futures and swaps on U.S. government securities, commodity futures and swaps and currency futures/forwards (U.S. and non-U.S. currencies), either by investing directly in those instruments or indirectly by investing in the Subsidiary (as described below) that invests in those instruments. The Fund may also buy put and call options on futures. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Fund will also hold a large portion of its assets in cash and cash equivalents, including affiliated and unaffiliated money market funds, and other high-quality short-term fixed income securities such as U.S. Treasury securities, some or all of which will serve as margin or collateral for the Fund’s investments.

The Fund may also invest in equity securities (including common and preferred stock) of companies traded on a U.S. exchange, including American Depositary Receipts (“ADRs”), as well as exchange traded funds and exchange traded notes. The Fund will invest in companies regardless of market capitalization.

Investments for the Fund are selected based on proprietary quantitative models that seek to identify price trends in equity, fixed income, currency and commodity instruments. Once a positive or negative trend is identified, the Fund will take a long or short position, respectively, in the given instrument. Generally, the Fund will have exposure in long and short positions across all four major asset classes, but at any one instance, the Fund’s exposure may accentuate one or more of the asset classes or a limited number of positions within an asset class.

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The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies.

The Fund’s sub-advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Investments in Subsidiary – The Advisor executes a portion of the Fund’s strategy by allocating up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary invests the majority of its assets in futures contracts, forward contracts and options on futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.  The Subsidiary is RDMF Fund Limited, a Cayman Islands company. The Subsidiary is advised by the Fund’s sub-advisor.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Affiliated Investment Company Risk. The Fund invests in affiliated money market funds (the “Affiliated Advised Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The affiliate of the Advisor will receive revenue to the extent the Advisor selects an Affiliated Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Advised Funds.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodities Risk.  Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Credit and Counterparty Risk. The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

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Derivatives Risk.    The Fund will primarily invest in derivatives, such as options, futures and forward contracts, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Fund may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Fund’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with new regulatory requirement could increase the Fund’s expenses.

•	Futures Risk: The successful use of forward and futures contracts will depend upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

•	Options Risk: The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an
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uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing the entire premium invested in the put option.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities

Equity Securities Risk. Equity securities include common stock. Common stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline, reducing the value of the Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund is invested in declines or if overall market and economic conditions deteriorate.

Exchange-Traded Fund (ETF) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Exchange-Traded Note (ETN) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

Fixed Income Risk.    The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected. Both prepayment and extension risks may impact the Fund's profits and/or require it to pay higher yields than were expected.

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Foreign Investment/ADR/Currency Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchanged rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Currency exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt.

To the extent the Fund invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates may subject the Fund to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Participation certificates also may expose the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Fund the amount owned under the certificates.

Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make the value of securities traded in foreign markets more volatile than securities traded exclusively in the United States.

A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Government Security Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Such securities have interest rate risk, however, which is the risk that government security prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities tend to be more sensitive to interest rates than securities with shorter maturities.

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of

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securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leveraging Risk.    Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Limited History of Operations Risk.  The Fund has a limited history of operations for investors to evaluate. Due to the Fund's small asset size, certain of the Fund's expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset size. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at a loss. In addition, the Sub-Advisor has limited experience managing a mutual fund.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Management Risk.  This is the risk that investment strategies employed by the Sub-Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. There is also the risk that investment strategies and models employed by the Sub-Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Medium (Mid) and Small Capitalization Stock Risk.  To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  These companies may experience higher failure rates than larger companies.  Small and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small and mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Non-Diversification Risk.    To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.

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Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Short Position Risk.  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Losses due to short sales are potentially unlimited. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security or instrument.

Tax Risk.  Certain of the Fund’s investment strategies, including transactions in options, futures contracts, hedging transactions and forward contracts, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.   The Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended (the “Code”) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund's investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be lower than Institutional shares because Class A shares and Class C shares have different expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance for Class A and Class C shares will be included in the Average Annual Total Return table after the share classes have been operation for

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one complete calendar year. Updated performance information is available at no cost by calling 1-800-253-0412.

The Fund acquired all of the assets and liabilities of Chesapeake Fund, LLC (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016.  In connection with this acquisition, shares of the Predecessor Fund are to be exchanged for Class I shares of the Fund.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s investment objectives, policies and guidelines are, in all mutual respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The financial statements for the Predecessor Fund can be found in the Fund’s Statement of Additional Information. The performance information set forth below includes the historical performance of the Predecessor Fund shares.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 18.82% (quarter ended December 31, 2013), and the lowest return for a quarter was (21.11%) (quarter ended September 30, 2008). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2017 was (0.04)%.

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Average Annual Total Returns

(for the periods ended, December 31, 2016)

Institutional*	1 Year	5 Year	10 Year
Return Before Taxes	(2.68)%	3.57%	3.73%
Return After Taxes on Distributions	(2.68)%	3.57%	3.73%
Return After Taxes on Distributions and Sale of Fund Shares	(1.52)%	2.76%	2.94%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.33%	0.12%	0.80%

* Includes the effect of performance fees paid by the investors of the predecessor limited liability company.

** After Tax Returns for Institutional shares are for the period beginning September 30, 2016. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Chesapeake Capital Corporation (“Chesapeake”) is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Michael L. Ivie, Director of Research of the Sub-Advisor, and R. Jerry Parker, Chairman of the Board of Directors and the Chief Executive officer of the Sub-Advisor, are primarily and jointly responsible for the day to day management of the Fund and each have served as Portfolio Manager since the Fund commenced operations in 2016.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either

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ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL IRON HORSE FUND

Investment Objective: The Fund’s investment objective is to seek total return with less volatility than equity markets in general.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 75 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	0.70%	0.70%	0.45%
Total Annual Fund Operating Expenses	1.95%	2.20%	2.70%
Fee Waivers and/or Expense Reimbursements(3)	(0.25%)	(0.25%)	--
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.70%	1.95%	2.70%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3)The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses such as litigation or reorganizational costs) to not more than 1.70%, 1.95% and 2.70% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$173	$588	$1,029	$2,255
Class A Shares	$762	$1,201	$1,665	$2,945
Class C Shares – no redemption	$373	$838	$1,430	$3,032
Class C Shares – with redemption	$273	$838	$1,430	$3,032

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the period April 1, 2015 through March 31, 2016 the Predecessor Fund's (defined below) portfolio turnover rate was 279% of the average value of its portfolio.

Principal Investment Strategies

The Fund's sub-advisor seeks to achieve the Fund's investment objective by investing primarily in:

•       dividend-paying common stocks, and

•       by writing call options on common stocks and common stock indices.

The sub-advisor selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The sub-advisor combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The sub-advisor's fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The sub-advisor uses historical price ranges and returns to determine exit points. The sub-advisor uses several risk management techniques including tolerable-risk models, value-at-risk models and stop-loss procedures in order to manage portfolio risk. The sub-advisor's tolerable-risk models focus on estimating possible losses, using historical losses measured over various time periods on a security-specific basis. The sub-advisor's value-at-risk models focus on estimating the size of low-probability losses, by using historical losses measured over various time periods on a security-specific basis and on a portfolio level. The sub-advisor's risk management goal is to avoid a security or group of securities with large loss estimates for a given probability of occurrence. Stop-loss procedures trigger an automatic sale when a security price drops to a pre-set level with the risk management goal of avoiding further losses. As a result of using risk management techniques that manage the volatility level of the Fund’s return, the sub-advisor expects the Fund to have significantly lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general. Volatility is a measure of fluctuations in a fund’s performance up or down.

The sub-advisor selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines, to the extent of the call option premium received. The sub-advisor selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the sub-advisor's fundamental process. The option is "covered" because the Fund owns the stock at the time it sells the option.

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The sub-advisor buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated, or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile.

The sub-advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Foreign Investment Risk. Foreign stocks are subject to adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, political instability and differing auditing and legal standards.

Leveraging Risk. The use of leverage embedded in written options will limit the Fund's gains because the Fund may lose more than the option premium received.

Management Risk. The sub-advisor's reliance on its investment and risk management strategies and its judgments about the potential appreciation of a particular option or stock in which the Fund invests may prove to be incorrect.

Managed Volatility Risk. Techniques used by the adviser to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the adviser’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Market Risk. Overall stock market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.

Small and Medium Capitalization Stock Risk. The value of smaller and medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Volatility Risk. If the Fund’s risk management techniques fail to control the Fund’s volatility as expected, the Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

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Written Call Option Risk. Selling covered call or stock index options will limit the Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.   Although Class C and Institutional Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares and Institutional Class shares would be different from Class A shares because Class C and Institutional Class shares have different expenses than Class A shares.  Performance information for Class C shares will be included after the share class has been in operation for one complete calendar year. The performance table compares the performance of the Fund’s Class A shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Iron Horse Fund, a series of Northern Lights Funds Trust, (the “Predecessor Fund”) in a tax-free reorganization on April 7, 2017.  In connection with this acquisition, shares of the Predecessor Fund’s Class A shares and Class I shares are to be exchanged for Class A shares and Institutional Class shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Performance for Class C shares will be included in the Average Annual Total Return table after the share class has been in operation for one complete calendar year. Updated performance information will be available at no cost by calling 800-253-0412.

Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

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During the period shown in the bar chart, the highest return for a quarter was 6.64% (quarter ended March 31, 2013), and the lowest return for a quarter was (2.24)% (quarter ended September 30, 2015). The Predecessor Fund’s year-to-date return for the period ended March 31, 2017 was 2.98%.

Average Annual Total Returns

(for the periods ended, December 31, 2016)

	1 Year	5 Year	Since inception (7/7/11)
Class A
Return Before Taxes	(2.42)%	4.94%	3.95%
Return After Taxes on Distributions	(3.07)%	3.58%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares	(1.37)%	3.68%	2.93%
Institutional Class
Return Before Taxes	3.68%	6.44%	6.98%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	12.00%
CBOE S&P 500 Buy Write Index (reflects no deduction for fees, expenses or taxes)	7.07%	7.24%	7.15%

The Fund’s primary benchmark was changed from the CBOE S&P 500 Buy Write Index ("CBOE Index") to the S&P 500 Total Return Index ("S&P 500") as it was determined that the S&P 500 is the appropriate broad based securities market index to compare the Fund’s performance because the S&P 500 is a broader market equity index.  The Fund will continue to compare its performance to the CBOE Index as a secondary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Van Hulzen Asset Management, LLC (“Van Hulzen”) is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Craig Van Hulzen, Chief Investment Officer, President and Portfolio Manager of the Sub-Advisor, John Pearce, Managing Director and Portfolio Manager of the Sub-Advisor, and Stefan ten Brink, Managing Director and Portfolio Manager of the Sub-Advisor are primarily and jointly responsible for the day to day management of the Fund and have served the Fund in this capacity since the Predecessor Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

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You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of a Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Rational Dividend Capture Fund	The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.
Rational Risk Managed Emerging Markets Fund	The Fund’s investment objective is to seek total return.
Rational Real Strategies Fund	The Fund’s investment objective is to seek total return consisting of capital appreciation and income.
Rational Defensive Growth Fund	The Fund’s investment objective is to seek long-term capital appreciation.
Rational Strategic Allocation Fund	The Fund’s investment objective is to seek current income and moderate appreciation of capital.
Rational Dynamic Momentum Fund	The Fund’s investment objective is capital appreciation uncorrelated to global equity markets.
Rational Iron Horse Fund	The Fund’s investment objective is to seek total return with less volatility than equity markets in general.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for each Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that a Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Funds’ website at www.rationalmf.com.

Rational Dividend Capture Fund

The Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying stocks. The dividend-paying stocks in which the Fund may invest include common stock, preferred stocks, real estate investment trusts (“REITs”), business development companies (“BDCs”) and master limited partnerships (“MLPs”). The Fund may invest in these securities either directly or indirectly through investment in exchange traded funds (“ETFs”). The Fund’s policy to invest 80% of its assets in dividend-paying stocks is a non-fundamental policy and may be changed upon 60 days’ notice.

The Fund generally invests in U.S. corporations with market capitalizations of $2 billion or more. Quantitative and fundamental analysis is used to select high quality dividend paying stocks. The analysis is focused on the sustainability of the dividend, the growth, and the valuation of the stock versus its historical valuation and the future prospects. The Advisor selects stocks that rank most highly based on the

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combination of these characteristics. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Rational Risk Managed Emerging Markets Fund

The Fund invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets. The Sub-Advisor defines emerging market countries and those countries within the MSCI Emerging Markets Index. The Fund’s policy to invest 80% of its assets in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets , is a non-fundamental policy and may be changed upon 60 days’ notice. The Fund may invest up to 20% of its total assets in the securities of issuers located in frontier markets. The Sub-Adviser generally considers “Frontier Markets” to be underdeveloped countries with relatively low per capita income that are experiencing, or may experience, rapid growth and industrialization with established markets, economies or industries that the Adviser deems suitable for investment. While the Sub-Adviser determines what countries are Frontier Markets for the Fund and may deem other countries to be Frontier Markets, the Sub-Adviser generally considers countries that are a sub-set of those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations or the countries’ authorities, or countries with a stock market capitalization of less than 5% of the MSCI World Index. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America and Africa.

The Sub-Adviser believes that investment opportunities are driven by key macroeconomic factors which play a dominant role in earnings potential, investor sentiment and in setting stock price multiples. Hence their investment process places a heavy emphasis on the evaluation of the global macroeconomic framework.

The Sub-Advisor seeks to identify the key macroeconomic and secular themes that it believes are changing and that will impact markets going forward. The determination of consensus views is an important ingredient of its assessments. The Sub-Advisor particularly seeks themes that it believes are misunderstood or ripe for change in ways not anticipated by others. The Sub-Advisor’s evaluation of the themes includes an assessment of the evolution of the economic and risk framework in the world’s developed markets with an emphasis on how this framework will influence the emerging markets. Regional, country and sector themes in the emerging markets are then systematically reviewed in this broader framework.

As part as part of its emerging markets equity strategy, the Fund’s Sub-Advisor utilizes a currency overlay program designed to neutralize currency risk, which can be a significant drag on portfolio returns if unhedged.  The currency overlay program uses a combination of model-based technical signals in order to hedge currency risk in the Fund's portfolio on a country and aggregate basis.  Instruments used in this currency overlay program are spot, forward and futures contracts.  The process is systematic, except that at times of exceptional or projected market stress, the Fund’s portfolio management team may at its discretion override the model.

The Fund may also invest in exchange traded funds (“ETFs”) to gain exposure to emerging markets as an alternative to investing directly in equity securities.

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Rational Real Strategies Fund

The Fund normally pursues its objective by making investments that have performed well relative to general U.S. stocks and bonds during periods of increased inflation. The Fund implements its strategy by investing in a combination of the following types of securities:

•	Real estate investment trusts (“REITs”) that own commercial or residential properties, timberlands and other real estate or that provide real estate financing;

•	Equity securities issued by corporations engaged in real estate-related or commodities-related businesses, index-based securities (such as exchange traded funds (“ETFs”) and exchange traded notes (“ETN”)) and investment companies that invest in such equity securities, and other securities representing interests in cash flows or returns from real estate or commodities;

•	Publicly traded partnerships and trusts, including exchange traded commodity funds (“ETCFs”) and master limited partnerships (“MLPs”), that (1) invest in real estate or commodities, or in derivative contracts for real estate, commodities or related indices, or (2) conduct real estate-related or commodities-related businesses; and

•	Inflation-Protected Securities (“IPS”) issued by U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations, that are structured to provide protection against inflation, and other fixed income securities that historically have provided protection against inflation.

For purposes of this investment strategy, commodities include any physical good used principally in the manufacture or production of products, or the construction of facilities, including without limitation, agricultural products, minerals and energy. The Fund will treat a good as a commodity after it has been harvested or extracted, and after it has been processed or manufactured into another form.

In addition, an issuer is “real estate-related” if it engages primarily in the business of (1) acquiring, developing, managing or financing real estate or (2) providing goods, equipment or services to companies engaged in such businesses. An issuer is “commodities-related” if it engages primarily in the business of (1) growing, harvesting, transporting, processing or selling crops (including timber) or livestock, (2) finding, extracting, transporting, refining, manufacturing or selling minerals, (3) generating, transporting or selling electricity, or (4) providing goods, equipment or services to companies engaged in any of the foregoing businesses.

The Advisor bases the Fund’s investment strategy on its evaluation of the current and expected market conditions for real estate and commodities, and its outlook for inflation in the United States.

Under ordinary market conditions, the Fund will hold IPS to the extent that the Advisor cannot find more favorable real estate-related and commodities-related investment opportunities. IPS will include U.S. Treasury Inflation-Protected Securities (“TIPS”), other U.S. dollar denominated fixed income securities issued by U.S. government agencies and instrumentalities or corporations, and derivatives contracts, with inflation protection provisions (including adjustable interest rates).

Consistent with its objective, the Fund may invest in options, futures and other derivative contracts. To lower volatility, the Fund may write call options and put options on individual stocks. An option grants to a holder the right, but not the obligation, to buy or sell an asset, including securities, at a specified price on or before a specified date. Derivative contracts are financial instruments that require payments based upon

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changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

The Fund is not limited as to the minimum or maximum amount of its assets it may invest in real estate-related, commodities-related or inflation-protected investments, or in any combination thereof. In addition, the Fund’s investment strategy may result in investment of more than 25% of its portfolio in certain business sectors (such as energy or mining) or in certain geographic regions or countries.

The Fund may invest in securities issued by U.S. and foreign governments and companies, and in securities denominated in foreign currencies. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Rational Defensive Growth Fund

The Fund normally pursues its investment objective by investing primarily in equity securities, including common stocks and preferred stocks, of companies in defensive growth sectors.

The Fund generally expects to be invested primarily in U.S. companies with market capitalizations between $250 million and $10 billion although it may invest without limit in companies of any market capitalization. In managing the Fund’s portfolio the Advisor utilizes a quantitative screening process that first identifies defensive growth sectors and then identifies the most robust companies in those sectors. Defensive growth sectors include groups of related businesses that exhibit or have the potential to exhibit better risk adjusted returns than the equity market indexes. Robust equities include common stocks that performed well during previous periods of market turmoil. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Consistent with its objectives, the Fund may invest in options on equity securities that meet the quantitative screening criteria. An option grants the holder the right, but not the obligation, to buy or sell an asset, including securities, at a specified price on or before a specified date.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Rational Strategic Allocation Fund

The Fund seeks to achieve its objective by investing in a combination of underlying mutual funds and exchange traded funds (“ETFs”) which are managed by the Advisor and its affiliates, as well as unaffiliated mutual funds and ETFs (the “Underlying Funds”) The Fund expects that a majority of the Underlying Funds will be funds managed by the Advisor or its affiliates. The Fund targets a balanced allocation to equity and fixed income securities, as well as other asset classes with lower correlation to the equity and fixed income markets, such as utilities, real estate, commodities, healthcare technology and currencies, with the primary goal of reducing volatility. The Fund may invest in Underlying Funds without any constraints as to the market capitalization, duration, credit quality, country of domicile or type of securities or investments held by the Underlying Funds. Duration measures the price sensitivity of a fixed income security to changes in

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interest rates. For example, a five year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

The Advisor selects Underlying Funds based on a fundamental research process. The research process includes a top-down analysis of market conditions and investment category historical performance during various market conditions. It also includes a bottom-up analysis of each potential Underlying Fund for investment, including investment allocations; investment valuations and characteristics; positioning; historical performance during various market conditions; and the Fund’s portfolio manager’s outlook. The Advisor will tactically reallocate among Underlying Funds as often as needed to react to changing market conditions or to take advantage of opportunities.

The Underlying Funds as a group hold a wide range of securities and investments. These include (but are not limited to) small-, mid- and large-capitalization stocks; domestic and foreign securities (including emerging market securities); and sector holdings, such as utilities, real estate, commodity, healthcare and technology stocks. Certain of the Underlying Funds focus their investment strategy on fixed-income securities, which may hold, without limit, debt securities of any credit quality including below investment grade debt securities (also known as “junk” bonds) with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments, such as corporate bonds and asset backed, mortgage-backed, government-issued, domestic and international securities. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts.

For defensive purposes, in abnormal market conditions, or to meet redemption requests or make anticipated cash payments, the Fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Fund might not achieve its investment goal.

Rational Dynamic Momentum Fund

The Fund pursues its investment objective by investing in long and short positions on futures contracts, forward contracts and options on futures contracts. The Fund’s assets will be allocated among various asset classes by investing in equity futures (index futures, single stock futures), futures and swaps on U.S. government securities, commodity futures and swaps and currency futures/forwards (U.S. and non-U.S. currencies), either by investing directly in those instruments or indirectly by investing in the Subsidiary (as described below) that invests in those instruments. The Fund may also buy put and call options on futures. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Fund will also hold a large portion of its assets in cash and cash equivalents, including affiliated and unaffiliated money market funds, and other high-quality short-term fixed income securities such as U.S. Treasury securities, some or all of which will serve as margin or collateral for the Fund’s investments.

The Fund may also invest in equity securities (including common and preferred stock) of companies traded on a U.S. exchange, including ADRs, as well as exchange traded funds and exchange traded notes. The Fund will invest in companies regardless of market capitalization.

Investments for the Fund are selected based on proprietary quantitative models that seek to identify price trends in equity, fixed income, currency and commodity instruments. Once a positive or negative trend is identified, the Fund will take a long or short position, respectively, in the given instrument. Generally, the

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Fund will have exposure in long and short positions across all four major asset classes, but at any one instance, the Fund’s exposure may accentuate one or more of the asset classes or a limited number of positions within an asset class.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies.

The Fund’s sub-advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Investment Subsidiary

The Fund will execute a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled foreign Subsidiary. The Subsidiary invests the majority of its assets in futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund under Subchapter M of the Code. Subchapter M requires, among other things, that at least 90% of the Fund's gross income be derived from certain qualifying sources, such as dividends, interest, gains from the sale of stock or other securities, and certain other income derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% gross income requirement if the Fund invests in the derivative directly.

The Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

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The investment adviser(s) to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Rational Iron Horse Fund

The Fund's sub-advisor seeks to achieve the Fund's investment objective by investing primarily in:

•	dividend-paying common stocks, and
•	by writing call options on common stocks and common stock indices

The sub-advisor selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The sub-advisor combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The sub-advisor's fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The sub-advisor uses historical price ranges and returns to determine exit points. The sub-advisor uses several risk management techniques including tolerable-risk models, value-at-risk models and stop-loss procedures in order to manage portfolio risk. The sub-advisor's tolerable-risk models focus on estimating possible losses, using historical losses measured over various time periods on a security-specific basis. The sub-advisor's value-at-risk models focus on estimating the size of low-probability losses, by using historical losses measured over various time periods on a security-specific basis and on a portfolio level. The sub-advisor's risk management goal is to avoid a security or group of securities with large loss estimates for a given probability of occurrence. Stop-loss procedures trigger an automatic sale when a security price drops to a pre-set level with the risk management goal of avoiding further losses. As a result of using risk management techniques that manage the volatility level of the Fund’s return, the sub-advisor expects the Fund to have significantly lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general. Volatility is a measure of fluctuations in a fund’s performance up or down.

The sub-advisor selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines, to the extent of the call option premium received. The sub-advisor selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the sub-advisor's fundamental process. The option is "covered" because the Fund owns the stock at the time it sells the option.

The sub-advisor buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated, or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile.

The sub-advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

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Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with the Funds’ principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order: An affiliate of the Advisor has received an exemptive order (the "Order") from the SEC that permits the Advisor, with the Trust's Board of Trustees' approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisors who are not affiliated with the Advisor without obtaining shareholder approval. Shareholders will be notified if and when a new sub-advisor is employed by the Advisor within 90 days of such change.

NON-PRINCIPAL INVESTMENT STRATEGY

In addition to the principal investment strategies discussed above, the Funds may invest in other investment companies, including affiliated funds advised by the Advisor.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus.

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	Dividend Capture Fund	Risk Managed Emerging Markets Fund	Real Strategies Fund	Defensive Growth Fund	Strategic Allocation Fund	Dynamic Momentum Fund	Iron Horse Fund
Active Trading Risk			•
Advisor’s Potential Conflict Risk					•
Affiliated Investment Company Risk						•
Agriculture Risk			•
Allocation Risk					•
Call Risk					•
Cash or Cash Equivalents Risk						•
Class/Sector/ Region/ Focus Risk			•		•
Commodities Risk			•			•
Commodities-Related Investment Risk			•		•
Counterparty Risk		•	•		•
Credit Risk		•	•		•	•
Derivative Contracts • Futures Risk • Options Risks			•	•	•	• • •
Emerging Markets Risk					•	•
Emerging and Frontier Market Risk		•
Energy Risk			•	•	•
Equity Securities Risk	•	•	•	•		•
Exchange-Traded Funds (“ETFs”) Risk		•	•		•	•
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	Dividend Capture Fund	Risk Managed Emerging Markets Fund	Real Strategies Fund	Defensive Growth Fund	Strategic Allocation Fund	Dynamic Momentum Fund	Iron Horse Fund
Exchange-Traded Note (ETN) Risk						•
Extension Risk					•
Fee Layering Risk		•	•		•
Fixed Income Risk						•
Foreign Custodial Services and Related Investment Costs Risk		•	•
Foreign Investment/ADR/Currency Risk		•	•		•	•	•
Forward and Futures Contract Risk		•
Government Security Risk						•
Growth Investing Risk					•
Hedging Risk			•	•
Inflation-Protected Securities Risk			•
Interest Rate Risk			•		•
Investment Style Risk	•	•	•	•
Issuer-Specific Risk						•
Junk Bond Risk					•
Leveraging Risk						•	•
Limited History of Operations Risk						•
Liquidity Risk		•			•	•
Managed Volatility Risk							•
Management Risk	•	•	•	•	•	•	•
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	Dividend Capture Fund	Risk Managed Emerging Markets Fund	Real Strategies Fund	Defensive Growth Fund	Strategic Allocation Fund	Dynamic Momentum Fund	Iron Horse Fund
Manager Risk	•	•	•	•	•
Market Risk	•	•	•	•	•	•	•
Market Capitalization Risk					•
Medium (Mid) Capitalization Stock Risk	•
Mid/Small Cap Stock Risk				•		•
MLP and MLP-Related Securities Risk	•		•
MLP Tax Risk	•		•
Mortgage-Backed and Asset-Backed Securities Risk					•
Non-Diversification Risk						•
Preferred Stock Risk	•			•		•
Prepayment Risk					•
Real Estate/REIT Risk	•		•		•
Sector/Focused Investment Risk				•
Short Position Risk						•
Small and Medium Capitalization Stock Risk							•
Tax Risk						•
Turnover Rate Risk			•	•		•	•
Underlying Fund Risk	•					•
Value Investing Risk					•
Volatility Risk							•
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	Dividend Capture Fund	Risk Managed Emerging Markets Fund	Real Strategies Fund	Defensive Growth Fund	Strategic Allocation Fund	Dynamic Momentum Fund	Iron Horse Fund
Wholly-Owned Subsidiary Risk						•
Written Call Option Risk							•

Active Trading Risk. A Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Advisor’s Potential Conflict Risk. Because the Advisor is primarily responsible for managing both the Fund and certain Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds.

Affiliated Investment Company Risk. A Fund invests in affiliated money market funds (the “Affiliated Advised Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the underlying funds. The affiliate of the Advisor will receive revenue to the extent the Advisor selects an Affiliated Advised Fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Advised Funds.

Agriculture Risk. Investments in agriculture-related companies are subject to the same risks as investments in agricultural commodities, such as adverse weather conditions, embargoes, tariffs, and adverse international economic, political and regulatory developments.

Allocation Risk. Because a Fund must allocate its assets among each of three asset classes, the Fund has less flexibility in its investment strategy than other funds which may invest all of their assets in a single asset class.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Cash or Cash Equivalents Risk: At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Class/Sector/Region Focus Risk. If a Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

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Commodities Risk.  Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Commodities-Related Investment Risk. Neither the Advisor nor the Funds anticipate being subject to registration or regulation by the Commodities Futures Trading Commission (“CFTC”) as a commodity pool, commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Funds’ commodities-related investments. However, should the Advisor or the Funds be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Fund’s CPO or CTA, and the Funds would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Counterparty Risk. The value of a Fund’s investments may be adversely affected if a counterparty to a derivatives or other transaction with a Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which a Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause a Fund to lose money.

Derivatives Risk.   A Fund will primarily invest in derivatives, such as options, futures and forward contracts, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Fund may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Fund’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with new regulatory requirement could increase the Fund’s expenses.

•	Futures Risk: The successful use of forward and futures contracts will depend upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

•	Options Risk: The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing the entire premium invested in the put option.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Emerging and Frontier Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging and frontier market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging and frontier market securities tend to be more volatile than the securities of issuers located in developed markets.

Energy Risk. Investments in energy-related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Equity Securities Risk. The price of equity securities in a Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

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Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Exchange-Traded Note (ETN) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

Extension Risk. When interest rates rise, anticipated prepayments may occur at a slower-than expected rate, thus effectively extending the maturity of mortgage-backed securities. Prices of longer-term securities generally fluctuate more widely in response to changes in interest rates than prices of shorter-term securities.

Fee Layering Risk. Because a Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by a Fund, a Fund may bear higher expenses than a Fund that invests directly in individual securities.

Fixed Income Risk.    The value of a Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on a Fund’s investments in fixed income securities may decline when prevailing interest rates fall. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by a Fund later than expected. Both prepayment and extension risks may impact a Fund's profits and/or require it to pay higher yields than were expected.

Foreign Investment/ADR/Currency Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchanged rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a Fund’s ability to bring its capital or income back to the U.S. Currency exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt.

To the extent a Fund invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates may subject the Fund to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Participation certificates also may expose

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the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Fund the amount owned under the certificates.

Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make the value of securities traded in foreign markets more volatile than securities traded exclusively in the United States.

A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Forward and Futures Contract Risk. The successful use of forward and futures contracts will depend upon the Sub-adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

Government Security Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Such securities have interest rate risk, however, which is the risk that government security prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities tend to be more sensitive to interest rates than securities with shorter maturities.

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Growth Investing Risk. The growth stocks in which a Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Hedging Risk. When a derivative contract is used as a hedge against an opposite position that a Fund holds, any loss on an underlying security (or position) should be substantially offset by gains on the hedged investment, and vice versa. Because it may not always be possible to perfectly offset one position with another, there is no assurance that the Fund’s hedging transactions will be effective.

Inflation-Protected Securities (“IPS”) Risk. While IPS adjust positively in response to inflation, their value may under certain circumstances decline or underperform relative to other fixed-income securities. In addition, the tax and other characteristics of IPS held by a Fund could require the Fund to liquidate other portfolio securities at disadvantageous times in order to pay taxes, and could cause fluctuations in the Fund’s income distributions.

Interest Rate Risk. The value of a Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on a Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease a Fund’s share price.

Leveraging Risk.    Derivatives and other transactions that give rise to leverage may cause a Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose a Fund to losses in excess of the amounts invested or borrowed.

Limited History of Operations Risk.  A Fund has a limited history of operations for investors to evaluate. Due to the Fund's small asset size, certain of the Fund's expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset size. There can be no assurance that a Fund will grow to an economically viable size, in which case a Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at a loss. In addition, the Sub-Advisor has limited experience managing a mutual fund.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Managed Volatility Risk. Techniques used by the adviser to manage the volatility of a Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit

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the fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the adviser’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Management Risk. The Advisor’s selection of securities for the Fund may cause a Fund to underperform similar funds or relevant benchmarks.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. Overall stock and bond market risks may also affect the value of a Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Mid/Small Cap Stock Risk. Because the smaller companies in which a Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those on investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

•	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses,
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deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to a MLP that is not taxed as a corporation.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities, particularly those with complex or highly variable terms, such as CMOs (“collateralized mortgage obligations”), entail greater prepayment and liquidity risks than other fixed-income securities. As a result, their prices may be more volatile and their trading market may be more limited than that of other fixed income securities.

Non-diversification Risk. If a Fund is non-diversified it means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, a Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payment. Issuers of securities may redeem their securities prior to maturity at a price below their current market value.

Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise as quickly as the prices of other fixed-income securities.

Real Estate/REIT Risk. A Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Sector/Focused Investment Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector or focuses its Fund investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.

Short Position Risk.  S Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Losses due to short sales are potentially unlimited. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security or instrument.

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Small and Medium Capitalization Stock Risk. The value of smaller and medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Tax Risk.  By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund under Subchapter M of the Code.  Subchapter M requires, among other things, that at least 90% of the Fund's gross income be derived from certain qualifying sources, such as dividends, interest, gains from the sale of stock or other securities, and certain other income derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% gross income requirement if the Fund invests in the derivative directly.  The Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund's investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.  In such event, the Fund's Board of Trustees would consider what action to take in the best interests of shareholders.

Turnover Rate Risk: A Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including ETFs and BDCs (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, by the sub-adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Value Investing Risk. Due to their low valuations, value stocks are typically less volatile than growth stocks. However, value stocks may lag behind growth stocks in an up market.

Volatility Risk. If a Fund’s risk management techniques fail to control the Fund’s volatility as expected, the Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, a Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

Written Call Option Risk. Selling covered call or stock index options will limit a Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and

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when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

Cybersecurity Risk

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, the advisor, the sub-advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). A Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (EST) will be processed on that same day.  Requests received after 4:00 p.m. EST will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the Fund

Multiple Classes

Each Fund offers four classes of Shares: Class A Shares, Class C Shares, Institutional Shares and Class T shares. Class T shares are offered through a separate prospectus. Not all share classes may be available in all states.

Choosing a Share Class

To choose the share class of the Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A and Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges.”)

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The following are some of the main differences between Class A Shares, Class C Shares and Institutional Shares of the Funds:

Class A Shares

•	Front-end sales charges, as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Class C Shares

•	No front-end sales charges, all of your money goes to work for you right away.
•	Back-end deferred sales charges on shares sold within 12 months of purchase and as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 1.00% of the Fund’s average daily net assets.

Institutional Shares

•	No sales charges.
•	With respect to the Rational Dynamic Momentum Fund only, distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets. The Rule 12b-1 Plan has not been implemented for the Rational Dynamic Momentum Fund’s Institutional Shares and there are no plans to impose these fees.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

For the estimated expenses of each share class, see the section entitled “Fees and Expenses of the Fund.

For purchases of $1 million or more, the sales charge for Class A Shares is waived.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

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In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Sales Charges

Purchases of Class A Shares of each Fund, except the Rational Dynamic Momentum Fund and the Rational Iron Horse Fund, are subject to the following front-end sales charges.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above *	0.00%	0.00%	0.00%

Purchases of Class A Shares of the Rational Dynamic Momentum Fund and the Rational Iron Horse Fund are subject to the following front-end sales charges.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above*	0.00%	0.00%	0.00%

* A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction. Certain intermediaries may provide different CDSC waivers or discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers”.

Class A Shares, Reductions and Waivers

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

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Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, a dollar amount that would qualify for a reduced sales charge set forth in the table under the sub-section “Sales Charges” above, and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: Each Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment; (4) authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s

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advisor for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Certain intermediaries may provide for different sales charge discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Sales Charges – Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares.

To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

The deferred sales charge on Class C Shares may be waived for:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;
•	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
•	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;
•	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and
•	Withdrawals through the Systematic Withdrawal Plan.

In order to verify your eligibility for these discounts, reductions and waivers, you may need to provide the Trust or your investment professional with certain information, including account statements and records that reflect any investments in the Funds by you, your spouse, or your children under 21. If you or your investment professional believe that you qualify, please notify the Trust by calling 800-253-0412. If the Distributor is notified of your eligibility, it will reduce or eliminate the sales charge, as applicable, once it confirms your qualification. If the Distributor is not notified, you will receive the discount or waivers only on subsequent purchases for which the Distributor is notified, and not retroactively on past purchases. The deferred sales charges applicable to the Shares offered in this Prospectus, and the break-point discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on the Funds’ website free of charge, we do not disclose this information separately on the website.

Certain intermediaries may provide for different sales charge discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

More information about deferred sales charge reductions is provided in the SAI.

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Distribution Plans

Each Fund has adopted a Distribution Plan (the “12b-1 Plan”) on behalf of its Class A Shares, and Class C Shares, and the Dynamic Momentum Fund has adopted a 12b-1 Plan on behalf of its Institutional Shares which allows the Fund to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. Pursuant to the Fund’s 12b-1 Plan, each Fund may finance from the assets of Class A, Class C and, with respect to the Rational Dynamic Momentum Fund only, Institutional Shares certain activities or expenses that are intended primarily to result in the sale of the Class A Shares, Class C Shares, or Institutional Shares, as applicable. Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time, these fees will increase the cost of a shareholder’s investment and will cost the shareholder more than other types of sales charges.

The maximum Rule 12b-1 fee is 0.25% of the Fund’s Class A Shares average daily net assets.

With respect to Class C Shares, the fee paid by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

Because these Shares pay marketing fees on an ongoing basis, your investment costs may be higher over time than other shares with different sales charges and marketing fees.

The Rational Dynamic Momentum Fund’s 12b-1 Plan provides that the Fund’s Institutional Shares may pay an amount up to 0.25% of its average daily net assets pursuant to the Plan. However, the 12b-1 Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Funds may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan with respect to the Funds’ Class A and Institutional Share Classes. The Funds may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares, Class C Shares and Institutional Shares (included in the Fund’s 12b-1 fees above for Class C Shares only) to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of Shares.

Opening an Account

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You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 800-253-0412 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Funds reserve the right to reject any purchase request that it regards as disruptive to the efficient management of a Fund, which includes investors with a history of excessive trading. The Funds also reserve the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 800-253-0412 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but it may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

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Minimum Purchase Amount

The minimum initial purchase for each Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Funds through the SIP. To participate, you must open an account with the Trust by calling 800-253-0412, request and complete an application, and invest at least $50 at periodic intervals ($25 for Current Employees). Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in either Class A Shares or Class C Shares of the Fund or Funds, as you specify. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Additional Investments

The minimum subsequent investment in each Fund is $500. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 800-253-0412 or by writing to the Fund at:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

A Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when

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the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker, to the Funds upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. EST (or before the NYSE closes if the NYSE closes before 4:00 p.m. EST) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Good order” means your request for redemption must:

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•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

A Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-253-0412if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 800-253-0412. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. A Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Funds do not charge a redemption fee. Shareholders in a Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge may be assessed a 1.00% CDSC on shares redeemed less than 24 months after the date of their purchase.

The Funds use a "first in, first out" method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Funds reserve the right to modify, waive or eliminate the CDSC at any time. If a Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the CDSC and the conditions for waiving these fees.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to

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market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 800-253-0412. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchanging Shares

On any business day when the NYSE is open, you may exchange Shares of a Fund for the same class of Shares of any other Rational Fund offering such shares, including for shares of other Rational Funds.

Additional Information

In order to exchange Shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges.

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Exchanging C Shares

Class C Shares for a Fund may be exchanged for Class C Shares of any other Fund offering such shares. The Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

Exchanging Institutional Shares

For Institutional Shares, the Trust makes exchanges at NAV (determined after the order is considered received) without a sales charge.

How to Exchange Shares

1.	Satisfy the minimum account balance requirements
•	You must maintain the required minimum account balance in the Fund out of which you are exchanging Shares.
2.	Call (You must have completed the appropriate section on your account application)
•	The Funds at 800-253-0412
•	Your Investment Professional

OR

   Write

•       Mutual Fund and Variable Insurance Trust

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

3.	Provide the required information
•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)
•	Specify the share class
•	Your account number
•	The name and address on your account (account registrations must be identical)
•	The dollar amount or number of Shares to be exchanged
•	Name of the Fund into which you wish to make the exchange (exchange INTO) — (Make sure this Fund offers the applicable class of shares)
•	Your signature (for written requests)
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(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and/or its affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Funds’ shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of a Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by a Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Funds and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

VALUING FUND ASSETS

The Funds’ assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value a Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The Funds declare, have ex-dates and pay dividends on investment income, if any, according to the following schedule:

Rational Dividend Capture Fund	Monthly
Rational Risk Managed Emerging Markets Fund	Annually
Rational Real Strategies Fund	Annually
Rational Defensive Growth Fund	Annually
Rational Strategic Allocation Fund	Quarterly
Rational Dynamic Momentum Fund	Annually
Rational Iron Horse Fund	Annually

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUNDS

Advisor

Rational Advisors, Inc. has been retained by the Trust under Management Agreements to act as the investment advisor to the Fund subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund

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Complex can be found at http://intelligentalts.com. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Funds’ investment program. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Sub-Advisors

PVG Asset Management Corp (Rational Dividend Capture Fund Only)

The Fund’s Sub-Advisor is PVG Asset Management Corp (“PVG” or the “Sub-Advisor”) pursuant to a Sub-Advisory Agreement between the Advisor and PVG. PVG is located at 24918 Genesee Trail Rd, Golden, CO 80401 and 6898 S. University Blvd, Suite 100, Centennial, CO 80122. PVG is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Founded in 1988, PVG provides investment management services to institutions, tax exempt funds, and individuals seeking investment growth and asset protection.

Under the supervision of the Advisor, PVG is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, PVG is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay PVG fifty percent of the net advisory fees paid to the Advisor by the Fund in new Fund assets received by the Fund on and after the effective date of the Sub-Advisory Agreement.

The Cambridge Strategy (Asset Management) Limited (Rational Risk Managed Emerging Markets Fund Only)

The Fund’s Sub-Advisor is The Cambridge Strategy (Asset Management) Limited (“Cambridge” or the “Sub-Advisor”) pursuant to a Sub-Advisory Agreement between the Advisor and Cambridge. Cambridge is located at 7th Floor, Berger House, 36-38 Berkeley Square, London, W1J 5AE, United Kingdom, and 654 Madison Avenue, 16th Floor, New York, New York 10065. Cambridge is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Founded in 2003, Cambridge provides investment management services to institutional clients, including corporate and public pension funds, fund of funds, private banks, asset management firms and bank platforms.

Under the supervision of the Advisor, Cambridge is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Cambridge is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Cambridge 50% of the management fees that the Advisor receives from the Fund.

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Chesapeake Capital Corporation (Rational Dynamic Momentum Fund Only)

The Fund’s sub-advisor is Chesapeake Capital Corporation (“Chesapeake” or the “Sub-Advisor”) pursuant to a Sub-Advisory Agreement between the Advisor and Sub-Advisor. The Sub-Advisor is located at 1721 Summit Avenue, Richmond, Virginia 23230. The Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, and is a wholly owned subsidiary of Chesapeake Capital Holdings, Inc. Founded in 1988, the Sub-Advisor provides investment management services to pooled investment vehicles.

Under the supervision of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the management fees that the Advisor receives from the Fund.

Van Hulzen Asset Management, LLC (Rational Iron Horse Fund Only)

Van Hulzen Asset Management, LLC, (“Van Hulzen” or the Sub-Advisor”) located at 4370 Town Center Blvd., Suite 220, El Dorado Hills, CA 95762, serves as advisor to the Fund. Subject to the authority of the Board of Trustees, the sub-advisor is responsible for the overall management of the Fund's investments. The sub-advisor is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. The sub-advisor has been providing investment advice to individual and institutional investors since 1997. As of the date of this Prospectus, the sub-advisor provides investment advice to individual investors and institutional investors such as pension plans, non-profit organizations, pooled investment vehicles and the Fund.

Under the supervision of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the management fees that the Advisor receives from the Fund 65% of the net advisory fees paid by the Fund to the Advisor until the Fund reaches $25 million in assets and 50% of the net advisory fees paid by the Fund thereafter.

Portfolio Managers

Portfolio Managers of Rational Real Strategies Fund, Rational Defensive Growth Fund and Rational Strategic Allocation Fund

David Miller and Michael Schoonover are jointly and primarily responsible for the day-to-day management of the Funds.

David Miller, Owner and Senior Portfolio Manager of the Advisor since 2016, has served as the Portfolio Manager of the Funds since 2016. He is also a co-founder and Senior Portfolio Manager of Catalyst Capital Advisors LLC (“Catalyst”) since 2006. Mr. Miller is also responsible for the day-to-day management of several funds managed and sub-advised by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

Michael Schoonover, Portfolio Manager of the Advisor since 2016, has served as the Portfolio Manager of the Funds since 2016. He is a portfolio manager of Catalyst and AlphaCentric Advisors LLC, affiliates

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of Catalyst, since November 2013 and February 2014, respectively. Mr. Schoonover is also responsible for the day-to-day management of several funds managed by Catalyst and its affiliates. Mr. Schoonover began his association with Catalyst in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at Catalyst to provide investment research for several mutual funds. From 2005 to 2011, he served in various technical and scientific management roles with the Perrigo Company.

Portfolio Managers of the Rational Dividend Capture Fund

Patrick S. Adams and Rick Garcia are primarily responsible for the day-to-day management of the Dividend Capture Fund’s portfolio. Mr. Adams serves as the Lead Portfolio Manager of the Fund.

Patrick S. Adams, CFA, Chief Executive Officer and Lead Portfolio Manager of PVG, has served as Portfolio Manager of the Fund since 2017. Mr. Adams has been the Chair of the investment committee of PVG since 2008. Mr. Adams has over 30 years of investment experience with an intense, bottom-up research process to invest both long and short in the U.S. equity markets. He has held executive roles at various mutual fund companies such as Berger, Founders, and Kemper.  Mr. Adams received his MBA from Xavier University and graduated B.S. from the Ohio State University. He has passed rigorous requirements to earn his international professional certification as a Chartered Financial Analyst issued by the CFA Institute.

Rick Garcia, President and Portfolio Manager of PVG since 2012, has served as Portfolio Manager of the Fund since 2017. Mr. Garcia also serves as a member of PVG’s investment committee. Mr. Garcia has been in the financial industry for over 10 years. Prior to joining PVG, he was a Stock Broker for Charles Schwab (2006-2008) and a Business Development Consultant with Jackson National Life (2008-2012). Preceding the financial industry, Rick served in the United States Marine Corps for 5 years, with overseas deployment during Operation Enduring Freedom (2001) and Operation Iraqi Freedom (2003).  He was honorably discharged in 2003.  He has his BS Finance degree from Metropolitan State University of Denver.

Portfolio Managers of the Rational Risk Managed Emerging Markets Fund

Edward Baker, Mathias Wikberg, and Walid Khalfallah are jointly and primarily responsible for the day-to-day management of the Fund.

Edward Baker, Executive Chairman of the Sub-Advisor, has served as Portfolio Manager of the Fund since 2016. Mr. Baker joined Cambridge in 2007 and is responsible for the firm’s emerging markets equities strategies and leadership of the firm’s research effort.

Mathias Wikberg, Senior Portfolio Manager for Cambridge’s EMEA and Latin America programs since May 2015, has served as Portfolio Manager of the Fund since 2016. Previously, Mr. Wikberg was Head of Sales & Trading at Visor Capital (2013 -2014) and a Portfolio Manager for Sturgeon Capital/Compass Asset Management (2011-2013), a Frontier Market specialist hedge fund based in Almaty, Kazakhstan and London, UK, an Emerging Markets Strategist at Aviate Global, (2009 – 2010), Portfolio Manager at E2 Research (2007 – 2009), and Portfolio Manager at Nordea Investment Management (2004 – 2007) where he managed $1bn in Emerging Europe equities. Mr. Wikberg holds a BSc in Finance from Lund University.

Walid Khalfallah, Head of Strategy for Cambridge, overseeing all of the firm’s strategies since 2016, has served as Portfolio Manager of the Fund since 2016. Mr. Khalfallah joined Cambridge in 2009 as a Senior Portfolio Manager, jointly responsible for the firm’s Emerging Markets Macro programme and for the firm’s EMEA equity portfolios. Prior to joining Cambridge, Mr. Khalfallah was Head of Middle East

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Equity Research with HSBC in Dubai (2007-2008), Executive Director with Morgan Stanley in London heading the EMEA financials team (2004-2007), and an emerging markets buy-side research analyst covering EMEA financials at AllianceBernstein (2000-2004). Mr. Khalfallah earned a MSc in Global Politics (London), MSc in Investment Management from Cass Business School and MA in International Finance from Newcastle University. He is a CFA charter holder and is fluent in Arabic, Bulgarian, French, Italian, and English.

Portfolio Managers of the Rational Dynamic Momentum Fund

Michael L. Ivie and R. Jerry Parker, Jr. are jointly and primarily responsible for the day to day management of the Fund’s portfolio.

Michael L. Ivie, Director of Research of Chesapeake, has served as Portfolio Manager of the Fund since 2016.  Mr. Ivie joined Chesapeake in June 1991. Mr. Ivie has been registered as an associated person of Chesapeake since May 21, 1999 and listed as a principal of Chesapeake since May 12, 2008. Mr. Ivie received a Bachelor of Science degree in Mathematics from Louisiana State University in 1989.

R. Jerry Parker, Jr, Founder, Chairman of the Board of Directors and the Chief Executive Officer of the Sub-Advisor since 1988, has been primarily responsible for the day to day management of the Fund since 2016. Mr. Parker is also the Founder, Chairman of the Board of Directors and the Chief Executive Officer of the Sub-Advisor’s parent company, Chesapeake Holding Company.

Portfolio Managers of the Rational Iron Horse Fund

Craig Van Hulzen, John Pearce and Stefan ten Brink are jointly and primarily responsible for the day to day management of the Fund’s portfolio.

Craig Van Hulzen, Chief Investment Officer, President and Portfolio Manager of Van Hulzen, has been Portfolio Manager of the Fund since 2017. Mr. Van Hulzen has served as Chief Investment Officer, President and Portfolio Manager since founding the sub-advisor in 1998. Mr. Van Hulzen oversees the investment process for the sub-advisor. Mr. Van Hulzen has been a consultant on risk management and portfolio construction issues to money managers, institutions, and endowments, and has also provided expert witness testimony on portfolio construction and risk management issues to various states and house sub-committees. Mr. Van Hulzen has been featured in Business Week, Fortune Online, Pensions & Investment, Financial Planning and USA Today. Mr. Van Hulzen holds a B.A. in Business Finance from Point Loma Nazarene University.

John Pearce, Managing Director and Portfolio Manager of Van Hulzen since February 2008, has served as Portfolio Manager of the Fund since 2017. Previously, from February 2002 to November 2007, Mr. Pearce served as Director of Credit Suisse Securities, where he specialized in intrinsic value analysis and worked with both large corporations and institutional clients. Mr. Pearce serves on the sub-advisor's Investment Committee and oversees the sub-advisor's business development efforts. Mr. Pearce holds a B.A. in Economics from the University of Virginia, an M.S. in Accounting from the College of Charleston.

Stefan ten Brink, Managing Director and Portfolio Manager of Van Hulzen since January 2011, has served as Portfolio Manager of the Fund since 2017. Previously, from June 2005 to September 2010, Mr. ten Brink served as Portfolio Manager for Petercam Asset Management in Amsterdam, the Netherlands. From July 2000 to June 2005, Mr. ten Brink served as a Portfolio Manager for the Pension Fund of Koninklijke Ahold N.V., and as an Investment Adviser for ING Bank. Mr. ten Brink holds a degree in Logistics & Economics from Arnhem Business School and an MSc in Business Economics from Nijmegen University.

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Mr. ten Brink is a Certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies).

The Funds’ SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities in the Funds.

Advisory and Sub- Advisory Services

The Funds pay the Advisor management fees as a percentage of each Fund’s average daily net assets for its services as investment advisor as set forth in the chart below and the paragraphs that immediately follow:

Fund	Percentage of Average Daily Net Assets
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Rational Dividend Capture Fund	0.75%	0.70%	0.65%
Rational Risk Managed Emerging Markets Fund	1.00%	0.95%	0.90%
Rational Real Strategies Fund	0.75%	0.70%	0.65%
Rational Defensive Growth Fund	0.75%	0.70%	0.65%

Fund	Percentage of Average Daily Net Assets
Rational Strategic Allocation Fund	0.10%
Rational Dynamic Momentum Fund	1.75%
Rational Iron Horse Fund	1.25%

Advisory Fees

The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at a certain level. Fee waivers and expense reimbursements are subject to possible recapture from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver, and any expense limits in place at the time of recapture and the repayment is approved by the Board of Trustees. The following table describes the expense limitation for each Fund.

Fund	Expense Limitation
Rational Dividend Capture Fund	1.25%, 1.75%, and 1.00% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively of the Fund
Rational Risk Managed Emerging Markets Fund	1.50%, 2.25%, and 1.25% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Real Strategies Fund	1.25% , 2.00%, and 1.00% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
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Rational Defensive Growth Fund	1.25%, 1.75%, and 1.00% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Strategic Allocation Fund	0.70%, 1.45%, and 0.45% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Dynamic Momentum Fund	2.22%, 2.97%, and 1.97% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund
Rational Iron Horse Fund	1.95%, 2.70% and 1.70% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund

For the fiscal year ended December 31, 2016, the Funds paid the Advisor management fees (after waivers) as a percentage of each Fund’s average daily net assets:

Fund	Net Advisory Fee Received
Rational Dividend Capture Fund	0.33%
Rational Risk Managed Emerging Markets Fund	0.00%
Rational Real Strategies Fund	0.00%
Rational Defensive Growth Fund	0.00%
Rational Strategic Allocation Fund	0.00%
Rational Dynamic Momentum Fund	0.48%
Rational Iron Horse Fund*	N/A

* Not operational as of December 31, 2016

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled “Additional Compensation to Financial Intermediaries” for more information.

The Trust’s annual report to shareholders for the period ended December 31, 2015 contains discussions regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor for the Dividend Capture Fund, Risk Managed Emerging Markets Fund, Real Strategies Fund, Defensive Growth Fund and Strategic Allocation Fund and discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and Cambridge for the Risk Managed Emerging Markets Fund. The Trust’s annual report for the period ended December 31, 2016 contains discussions regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor for the Dynamic Momentum Fund and discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and Van Hulzen for the Dynamic Momentum Fund. The Trust’s semi-annual report for the period ending June 30, 2017 will include the discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor

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and PVG for the Dividend Capture Fund and the management agreement with the Advisor and the sub-advisory agreement between the Advisor and Van Hulzen for the Iron Horse Fund.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Fund.

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FINANCIAL HIGHLIGHTS

Rational Dividend Capture Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal year ended December 31, 2016, has been audited by Cohen & Company, Ltd, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

Institutional Class

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2014	2013	2012

Net asset value, beginning of year	$8.41	$10.01	$10.74	$9.49	$8.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	(A)	0.36	0.39	0.36	0.33
Net realized and unrealized gain (loss) on investments	0.22	(0.67)	0.64	1.60	0.63
Total from investment operations	0.51	(0.31)	1.03	1.96	0.96

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.35)	(0.41)	(0.32)	(0.38)
From net realized gains on investments	(0.02)	(0.94)	(1.35)	(0.39)	—
Total distributions	(0.28)	(1.29)	(1.76)	(0.71)	(0.38)

Net asset value, end of year	$8.64	$8.41	$10.01	$10.74	$9.49

Total return (B)	6.15%	(3.25)%	9.59%	21.14%	10.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$47,544	$57,752	$132,177	$278,917	$145,946
Ratios to average net assets
Expenses, before waiver and reimbursement	1.42%	1.47%	1.38%	1.33%	1.36%
Expenses, net waiver and reimbursement	1.00%	0.89%	0.88%	0.89%	1.21%
Net investment income	3.37%	3.37%	3.22%	3.59%	3.55%
Portfolio turnover rate	159%	92%	92%	130%	109%

96

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2014	2013	2012

Net asset value, beginning of year	$8.40	$10.01	$10.73	$9.49	$8.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	(A)	0.31	0.34	0.34	0.30
Net realized and unrealized gain (loss) on investments	0.22	(0.66)	0.67	1.59	0.65
Total from investment operations	0.49	(0.35)	1.01	1.93	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.32)	(0.38)	(0.30)	(0.36)
From net realized gains on investments	(0.02)	(0.94)	(1.35)	(0.39)	—
Total distributions	(0.26)	(1.26)	(1.73)	(0.69)	(0.36)

Net asset value, end of year	$8.63	$8.40	$10.01	$10.73	$9.49

Total return (B)	5.89%	(3.60)%	9.45%	20.74%	10.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$32,269	$39,610	$66,445	$71,258	$46,343
Ratios to average net assets
Expenses, before waiver and reimbursement	1.67%	1.72%	1.63%	1.58%	1.61%
Expenses, net waiver and reimbursement	1.25%	1.14%	1.13%	1.14%	1.46%
Net investment income	3.12%	3.14%	3.01%	3.32%	3.37%
Portfolio turnover rate	159%	92%	92%	130%	109%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

	Class C
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,
	2016		2015	2014(A)

Net asset value, beginning of year/period	$8.38		$9.99	$10.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	(B)	0.27	0.32
Net realized and unrealized gain (loss) on investments	0.22		(0.66)	0.70
Total from investment operations	0.44		(0.39)	1.02

LESS DISTRIBUTIONS:
97

From net investment income	(0.19)	(0.28)	(0.35)
From net realized gains on investments	(0.02)	(0.94)	(1.35)
Total distributions	(0.21)	(1.22)	(1.70)

Net asset value, end of period	$8.61	$8.38	$9.99

Total return (C)	5.34%	(4.08)%	9.54	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,654	$2,335	$4,154
Ratios to average net assets
Expenses, before waiver and reimbursement	2.17%	2.22%	2.16	% (E)
Expenses, net waiver and reimbursement	1.75%	1.64%	1.63	% (E)
Net investment income	2.61%	2.64%	2.69	% (E)
Portfolio turnover rate	159%	92%	92	% (D)

(A) The Rational Dividend Capture Fund Class C shares commenced operations on January 3, 2014.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.
(D) Not Annualized.
(E) Annualized.

98

Rational Risk Managed Emerging Markets Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal year ended December 31, 2016, has been audited by Cohen & Company, Ltd, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Institutional Class
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$6.76		$9.38	$10.74	$10.33	$9.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.14	) (A)	0.03	(0.03)	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.10)		(0.15)	0.16	0.58	0.97
Total from investment operations	(0.24)		(0.12)	0.13	0.62	1.01

LESS DISTRIBUTIONS:
From net investment income	—		(0.33)	—	(0.21)	(0.04)
From net realized gains on investments	(0.73)		(2.17)	(1.49)	—	—
From paid in capital	(0.07)		—	—	—	—
Total distributions	(0.80)		(2.50)	(1.49)	(0.21)	(0.04)

Net asset value, end of year	$5.72		$6.76	$9.38	$10.74	$10.33

Total return (B)	(3.66)%		(0.60)%	1.31%	6.08%	10.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,232		$5,483	$20,578	$27,015	$38,696
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	3.10%		2.52%	2.22%	2.01%	1.90%
Expenses, net waiver and reimbursement (C)	1.25%		0.90%	1.63%	1.87%	1.90%
Net investment income (loss) (C,D)	(2.07)%		0.32%	(0.29)%	0.40%	0.40%
Portfolio turnover rate	361%		86%	88%	156%	97%

99

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$6.73		$9.35	$10.73	$10.32	$9.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.14	) (A)	0.02	(0.02)	0.01	0.01
Net realized and unrealized gain (loss) on investments	(0.10)		(0.17)	0.13	0.59	0.97
Total from investment operations	(0.24)		(0.15)	0.11	0.60	0.98

LESS DISTRIBUTIONS:
From net investment income	—		(0.30)	—	(0.19)	(0.02)
From net realized gains on investments	(0.73)		(2.17)	(1.49)	—	—
From paid in capital	(0.06)		—	—	—	—
Total distributions	(0.79)		(2.47)	(1.49)	(0.19)	(0.02)

Net asset value, end of year	$5.70		$6.73	$9.35	$10.73	$10.32

Total return (B)	(3.77)%		(0.91)%	1.13%	5.87%	10.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,174		$4,501	$6,774	$429	$416
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	3.35%		2.77%	2.47%	2.26%	2.15%
Expenses, net waiver and reimbursement (C)	1.50%		1.15%	1.88%	2.12%	2.15%
Net investment income (loss) (C,D)	(2.15)%		0.19%	(0.15)%	0.06%	0.09%
Portfolio turnover rate	361%		86%	88%	156%	97%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C) Does not include expenses of the underlying investment companies in which the Fund invests.

(D) Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

100

	Class C (A)
	For the
	Period Ended
	December 31,
	2016

Net asset value, beginning of period	$6.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.15)
Net realized and unrealized gain on investments	0.01	(H)
Total from investment operations	(0.14)

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gains on investments	(0.73)
From paid in capital	(0.05)
Total distributions	(0.78)

Net asset value, end of period	$5.68

Total return (C)	(2.36	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	4.10	% (E)
Expenses, net waiver and reimbursement (F)	2.25	% (E)
Net investment (loss) (F,G)	(3.72	)% (E)
Portfolio turnover rate	361	% (D)

(A) The Rational Risk Managed Emerging Markets Fund Class C shares commenced operations on May 31, 2016.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.
(D) Not annualized.
(E) Annualized.
(F) Does not include expenses of the underlying investment companies in which the Fund invests.
(G) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(H) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

101

Rational Real Strategies Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal year ended December 31, 2016, has been audited by Cohen & Company, Ltd, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Institutional Class
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2016		2015		2014	2013	2012

Net asset value, beginning of year	$5.39		$6.73		$8.05	$7.42	$7.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	(A)	0.19		0.13	0.15	0.11
Net realized and unrealized gain (loss) on investments	0.37		(1.32)		(1.35)	0.55	0.26
Total from investment operations	0.43		(1.13)		(1.22)	0.70	0.37

LESS DISTRIBUTIONS:
From net investment income	(0.70)		(0.26)		(0.10)	(0.07)	(0.10)
Total distributions	(0.70)		(0.26)		(0.10)	(0.07)	(0.10)

From capital contributions from Advisor	—		0.05		—	—	—

Net asset value, end of year	$5.12		$5.39		$6.73	$8.05	$7.42

Total return (B)	7.82	% (D)	(16.05	)% (C)	(15.03)%	9.49%	5.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,747		$6,032		$29,453	$89,571	$96,292
Ratios to average net assets
Expenses, before wavier and reimbursement	2.61%		2.49%		1.52%	1.36%	1.35%
Expenses, net waiver and reimbursement	1.00%		1.07%		1.04%	1.34%	1.35%
Net investment income	1.07%		2.99%		1.53%	1.93%	1.54%
Portfolio turnover rate	246%		13%		31%	43%	30%

	Class A
102

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2016		2015		2014	2013	2012

Net asset value, beginning of year	$5.43		$6.73		$8.05	$7.43	$7.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	(A)	0.19		0.10	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.37		(1.30)		(1.33)	0.54	0.26
Total from investment operations	0.42		(1.11)		(1.23)	0.67	0.35

LESS DISTRIBUTIONS:
From net investment income	(0.69)		(0.24)		(0.09)	(0.05)	(0.08)
Total distributions	(0.69)		(0.24)		(0.09)	(0.05)	(0.08)

From capital contributions from Advisor	—		0.05		—	—	—

Net asset value, end of year	$5.16		$5.43		$6.73	$8.05	$7.43

Total return (B)	7.48	% (D)	(15.75	)% (C)	(15.23)%	9.09%	4.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$964		$979		$1,656	$2,366	$2,173
Ratios to average net assets
Expenses, before wavier and reimbursement	2.86%		2.74%		1.77%	1.61%	1.60%
Expenses, net waiver and reimbursement	1.25%		1.32%		1.29%	1.59%	1.60%
Net investment income	0.92%		3.10%		1.21%	1.68%	1.30%
Portfolio turnover rate	246%		13%		31%	43%	30%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C) Includes the impact of a contribution from the Advisor. Without such contribution, the returns would have been (16.98)% for Institutional Shares and (16.68)% for Class A Shares.

(D) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

	Class C (A)
	For the
	Period Ended
	December 31,
	2016

Net asset value, beginning of period	$5.49

LOSS FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.00	(F)
103

Net realized and unrealized gain on investments	0.35
Total from investment operations	0.35

LESS DISTRIBUTIONS:
From net investment income	(0.68)
Total distributions	(0.68)

Net asset value, end of period	$5.16

Total return (C,D)	6.13	% (G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	3.61%
Expenses, net waiver and reimbursement (E)	2.00%
Net investment Income (E)	(0.14)%
Portfolio turnover rate (D)	246%

(A) The Rational Real Strategies Fund Class C shares commenced operations on May 31, 2016.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.
(D) Not annualized.
(E) Annualized.
(F) Amount is less than $0.005.

(G) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

104

Rational Defensive Growth Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal year ended December 31, 2016, has been audited by Cohen & Company, Ltd, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

Institutional Class
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2014	2013	2012

Net asset value, beginning of year	$4.69	$20.75	$28.75	$23.44	$19.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	(A)	0.09	0.09	(0.01)	0.09
Net realized and unrealized gain (loss) on investments	0.31	(0.81)	(0.58)	6.60	4.60
Total from investment operations	0.36	(0.72)	(0.49)	6.59	4.69

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.08)	(0.02)	(0.01)	(0.04)
From net realized gains on investments	(1.21)	(15.26)	(7.49)	(1.27)	(0.74)
Total distributions	(1.27)	(15.34)	(7.51)	(1.28)	(0.78)

Net asset value, end of year	$3.78	$4.69	$20.75	$28.75	$23.44

Total return (B)	7.21%	(7.82)%	(1.41)%	28.38%	24.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,445	$13,456	$152,846	$339,983	$192,757
Ratios to average net assets
Expenses, before waiver and reimbursement	1.76%	1.56%	1.37%	1.33%	1.35%
Expenses, net waiver and reimbursement	1.00%	1.06%	1.03%	1.30%	1.35%
Net investment income (loss)	1.17%	0.46%	0.23%	0.05%	0.41%
Portfolio turnover rate	178%	35%	12%	22%	11%

105

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2014	2013	2012

Net asset value, beginning of year	$3.86	$19.89	$27.92	$22.84	$19.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	(A)	0.07	0.01	(0.07)	0.04
Net realized and unrealized gain (loss) on investments	0.26	(0.77)	(0.55)	6.42	4.48
Total from investment operations	0.29	(0.70)	(0.54)	6.35	4.52

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.07)	—	—	—
From net realized gains on investments	(1.21)	(15.26)	(7.49)	(1.27)	(0.74)
Total distributions	(1.26)	(15.33)	(7.49)	(1.27)	(0.74)

Net asset value, end of year	$2.89	$3.86	$19.89	$27.92	$22.84

Total return (B)	6.91%	(8.21)%	(1.62)%	28.09%	23.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$16,180	$20,944	$44,589	$74,132	$28,485
Ratios to average net assets
Expenses, before waiver and reimbursement	2.01%	1.81%	1.62%	1.58%	1.60%
Expenses, net waiver and reimbursement	1.25%	1.31%	1.28%	1.55%	1.60%
Net investment income (loss)	0.86%	0.52%	0.01%	(0.27)%	0.17%
Portfolio turnover rate	178%	35%	12%	22%	11%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

	Class C (A)
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	December 31,		December 31,		December 31,
	2016		2015		2014

Net asset value, beginning of period
	$3.69		$19.75		$27.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(B)	0.00	(F)	(0.07)
Net realized and unrealized gain (loss) on investments	0.24		(0.76)		(0.29)
Total from investment operations	0.25		(0.76)		(0.36)

LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.04)		—
106

From net realized gains on investments	(1.21)	(15.26)	(7.49)
Total distributions	(1.23)	(15.30)	(7.49)

Net asset value, end of period	$2.71	$3.69	$19.75

Total return (C)	6.19%	(8.56)%	(1.00	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$394	$766	$1,545
Ratios to average net assets
Expenses, before waiver and reimbursement	2.51%	2.31%	2.15	% (E)
Expenses, net waiver and reimbursement	1.75%	1.81%	1.79	% (E)
Net investment income (loss)	0.28%	0.04%	—	(E)
Portfolio turnover rate	178%	35%	12	% (D)

(A) The Rational Defensive Growth Fund Class C shares commenced operations on January 3, 2014.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.
(D) Not annualized.
(E) Annualized.

(F) Amount is less than $0.005.

107

Rational Strategic Allocation Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal year ended December 31, 2016, has been audited by Cohen & Company, Ltd, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

Institutional Class (A)
For the
Period Ended
December 31,
2016

Net asset value, beginning of period	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.43
Net realized and unrealized gain on investments	0.09	(H)
Total from investment operations	0.52

LESS DISTRIBUTIONS:
From net investment income	(0.17)
From net realized gains on investments	(0.97)
Total distributions	(1.14)

Net asset value, end of period	$9.37

Total return (C,D)	5.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$260
Ratios to average net assets
Expenses, before waiver and reimbursement (E,F)	1.36%
Expenses, net waiver and reimbursement (E,F)	0.45%
Net investment income (E,F,G)	6.98%
Portfolio turnover rate (D)	27%

108

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2014	2013	2012

Net asset value, beginning of year	$9.78	$11.36	$11.77	$10.99	$11.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18	(B)	0.14	0.17	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.62	(0.34)	0.07	1.34	0.75
Total from investment operations	0.80	(0.20)	0.24	1.43	0.87

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.12)	(0.24)	(0.24)	(0.12)
From net realized gains on investments	(0.97)	(1.26)	(0.41)	(0.41)	(1.09)
Total distributions	(1.18)	(1.38)	(0.65)	(0.65)	(1.21)

Net asset value, end of year	$9.40	$9.78	$11.36	$11.77	$10.99

Total return (C)	8.16%	(1.87)%	2.05%	13.14%	7.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$14,822	$17,061	$21,008	$21,065	$18,192
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.30%	1.04%	0.96%	0.93%	0.89%
Expenses, net waiver and reimbursement (F)	0.70%	0.70%	0.73%	0.74%	0.68%
Net Investment income (F,G)	1.82%	1.10%	1.38%	0.72%	0.98%
Portfolio turnover rate	27%	44%	52%	44%	74%

(A) The Rational Strategic Allocation Fund Institutional Class shares commenced operations on May 31, 2016.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D) Not annualized.
(E) Annualized.
(F) The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(G) Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

109

Class C (A)
For the
Period Ended
December 31,
2016

Net asset value, beginning of period	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.24
Net realized and unrealized gain on investments	0.22	(H)
Total from investment operations	0.46

LESS DISTRIBUTIONS:
From net investment income	(0.09)
From net realized gains on investments	(0.97)
Total distributions	(1.06)

Net asset value, end of period	$9.39

Total return (C,D)	4.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,F)	1.89%
Expenses, net waiver and reimbursement (E,F)	1.45%
Net investment income (E,F,G)	3.92%
Portfolio turnover rate (D)	27%

(A) The Rational Strategic Allocation Fund Class C shares commenced operations on May 31, 2016.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D) Not annualized.
(E) Annualized.
(F) The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(G) Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

110

Rational Dynamic Momentum Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal year ended December 31, 2016, has been audited by Cohen & Company, Ltd, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

For a Share Outstanding Throughout Each Year

Institutional Class (A)
For the
Period Ended
December 31,
2016

Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment(loss) (B)	(0.12)
Net realized and unrealized (loss) on investments	(0.55)
Total from investment operations	(0.67)

Net asset value, end of period	$24.33

Total return (C,D)	(2.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$15,083
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	3.27%
Expenses, net waiver and reimbursement (E)	1.99%
Net investment (loss) (E)	(1.74)%
Portfolio turnover rate (D)	0%

Class A (A)
For the
Period Ended
December 31,
2016

Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.13)
Net realized and unrealized (loss) on investments	(0.57)
Total from investment operations	(0.70)

Net asset value, end of period	$24.30

Total return (C,D)	(2.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
111

Ratios to average net assets
Expenses, before waiver and reimbursement (E)	3.52%
Expenses, net waiver and reimbursement (E)	2.24%
Net investment (loss) (E)	(2.09)%
Portfolio turnover rate (D)	0%

(A) The Rational Dynamic Momentum Fund Institutional Class and Class A shares commenced operations on September 30, 2016.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.
(D) Not annualized.
(E) Annualized.

Class C (A)
For the
Period Ended
December 31,
2016

Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.17)
Net realized and unrealized (loss) on investments	(0.54)
Total from investment operations	(0.71)

Net asset value, end of period	$24.29

Total return (C,D)	(2.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$21
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	4.27%
Expenses, net waiver and reimbursement (E)	2.99%
Net investment (loss) (E)	(2.69)%
Portfolio turnover rate (D)	0%

(A) The Rational Dynamic Momentum Fund Class C shares commenced operations on September 30, 2016.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.
(D) Not annualized.
(E) Annualized.

112

Rational Iron Horse Fund

The Rational Iron Horse Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes the results of the Predecessor Fund. Certain information reflects financial results for a single Fund shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each fiscal period ended March 31 has been audited by Cohen & Company, Ltd, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Predecessor Fund’s Annual Report, which is available upon request. The information for the semi-annual period ended September 30, 2016 is unaudited.

For Shares Outstanding Throughout Each Year

	Class A

	For the		For the		For the		For the		For the		For the
	Six Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2016		March 31, 2016		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$9.98		$10.21		$11.37		$10.60		$10.22		$10.00
Activity from investment operations:
Net investment income (2)	0.01		0.02		0.06		0.08		0.11		0.06
Net realized and unrealized gain on investments	0.16		0.06		0.45		0.93		0.67		0.22
Total from investment operations	0.17		0.08		0.51		1.01		0.78		0.28
Less distributions from:
Net investment income	(0.01)		(0.04)		(0.06)		(0.08)		(0.11)		(0.06)
Net realized gains	(0.15)		(0.27)		(1.61)		(0.16)		(0.29)		—
Total distributions	(0.16)		(0.31)		(1.67)		(0.24)		(0.40)		(0.06)
Net asset value, end of period	$9.99		$9.98		$10.21		$11.37		$10.60		$10.22
Total return (3)	1.76	% (4)	0.90%		4.51%		9.63%		7.90%		2.79	%(4)
Net assets, at end of period (000s)	$3,633		$8,098		$12,223		$11,842		$10,044		$8,511
Ratio of gross expenses to average net assets before waiver/recapture	2.71	%(6,7)	1.86%		1.57%		1.85	%(6)	2.51	%(6)	3.93	%(6,7)
Ratio of net expenses to average net assets after waiver/recapture	1.95	%(7)	1.95	%(5)	1.85	%(5)	1.85%		1.95%		1.95	%(7)
Ratio of net investment income to average net assets	0.13	%(7)	0.22%		0.49%		0.68%		1.11%		0.87	%(7)
Portfolio Turnover Rate	66	%(4)	279%		265%		114%		77%		43	%(4)

113

(1)	The Iron Horse Fund’s Class A shares commenced operations on July 7, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Represent the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.

	Class I

	For the		For the		For the		For the		For the		For the
	Six Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2016		March 31, 2016		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$9.98		$10.19		$11.35		$10.58		$10.21		$9.39
Activity from investment operations:
Net investment income (2)	0.02		0.06		0.09		0.10		0.14		0.05
Net realized and unrealized gain on investments	0.16		0.05		0.44		0.94		0.67		0.82
Total from investment operations	0.18		0.11		0.53		1.04		0.81		0.87
Less distributions from:
Net investment income	(0.02)		(0.05)		(0.08)		(0.11)		(0.15)		(0.05)
Net realized gains	(0.15)		(0.27)		(1.61)		(0.16)		(0.29)		—
Total distributions	(0.17)		(0.32)		(1.69)		(0.27)		(0.44)		(0.05)
Net asset value, end of period	$9.99		$9.98		$10.19		$11.35		$10.58		$10.21
Total return (3)	1.82	%(4)	1.24%		4.78%		9.91%		8.17%		9.30	%(4)
Net assets, at end of period (000s)	$7,981		$9,417		$28,191		$19,062		$10,825		$9,615
Ratio of gross expenses to average net assets before waiver/recapture	2.46	%(6,7)	1.50%		1.32%		1.60	%(6)	2.26	%(6)	2.85	%(6,7)
Ratio of net expenses to average net assets after waiver/recapture	1.70	%(7)	1.56	%(5)	1.60	%(5)	1.60%		1.70%		1.70	%(7)
Ratio of net investment income to average net assets	0.37	%(7)	0.63%		0.73%		0.93%		1.37%		1.39	%(7)
Portfolio Turnover Rate	66	%(4)	279%		265%		114%		77%		43	%(4)

(1)	The Iron Horse Fund’s Class I shares commenced operations on November 16, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

114

(4)	Not annualized.

(5)	Represent the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.

115

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•         Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•         Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•         Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•         Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus

•         Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account

•         Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
116

•         Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•         Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•         Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

117

PRIVACY NOTICE

Mutual Fund AND VARIABLE INSURANCE Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND AND VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1- 800-253-0412
118

PRIVACY NOTICE

Mutual Fund AND VARIABLE INSURANCE Trust

What we do:
How does Mutual Fund and Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund and Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund and Variable Insurance Trust has no affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

•   Mutual Fund and Variable Insurance Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund and Variable Insurance Trust doesn’t jointly market.

119

FOR MORE INFORMATION

More information about the Funds is available free upon request, including the following:

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus. The SAI contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities. These documents, as well as additional information about the Funds are also available on Funds’ website at www.rationalmf.com

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

CALL

(800) 253-0412

WRITE

Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743

ACCESS THE INTERNET

You may also access Fund information at www.rationalmf.com or from the EDGAR Database on the SEC’s website at www.sec.gov.

CONTACT THE SEC

Call (202) 551-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Funds.

Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Shareholder Services: 800-253-0412

Investment Company Act file number is 811-5010